UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number: 811-01236

Deutsche Market Trust

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154-0004

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert

60 Wall Street

New York, NY 10005

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2016

ITEM 1.	REPORT TO STOCKHOLDERS

October 31, 2016

Annual Report
to Shareholders

Deutsche Global Income Builder Fund

Contents

3 Letter to Shareholders

5 Portfolio Management Review

13 Performance Summary

16 Investment Portfolio

46 Statement of Assets and Liabilities

48 Statement of Operations

50 Statements of Changes in Net Assets

51 Financial Highlights

56 Notes to Financial Statements

77 Report of Independent Registered Public Accounting Firm

78 Information About Your Fund's Expenses

80 Tax Information

81 Advisory Agreement Board Considerations and Fee Evaluation

86 Board Members and Officers

91 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Although allocation among different asset categories generally limits risk, portfolio management may favor an asset category that underperforms other assets or markets as a whole. Bond investments are subject to interest-rate, credit, liquidity and market risks to varying degrees. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Dividends are not guaranteed. If the dividend-paying stocks held by the fund reduce or stop paying dividends, the fund’s ability to generate income may be adversely affected. Preferred stocks, a type of dividend-paying stock, present certain additional risks. Emerging markets tend to be more volatile and less liquid than the markets of more mature economies, and generally have less diverse and less mature economic structures and less stable political systems than those of developed countries. Because Exchange Traded Funds (ETFs) trade on a securities exchange, their shares may trade at a premium or discount to their net asset value. ETFs also incur fees and expenses so they may not fully match the performance of the indexes they are designed to track. Any fund that focuses in a particular segment of the market or region of the world will generally be more volatile than a fund that invests more broadly. Investing in foreign securities presents certain risks, such as currency fluctuations, political and economic changes, and market risks. The fund may lend securities to approved institutions. Small company stocks tend to be more volatile than medium-sized or large company stocks. Stocks may decline in value. See the prospectus for details.

Deutsche Asset Management represents the asset management activities conducted by Deutsche Bank AG or any of its subsidiaries.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE  NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Letter to Shareholders

Dear Shareholder:

Today’s low-return investment environment — punctuated by periods of short-term volatility and plenty of opinions in the financial media — can be a challenge for those of us just trying to keep our portfolios moving forward.

Let’s face it: a report about the obstacles to economic growth grabs more attention than an article about the slow, steady improvement of the economy. The fact is, we continue to see the U.S. economy remaining on a moderate expansionary path. Although net exports are still challenged by modest global growth, most metrics suggest the labor market here at home continues to heal, which, along with low interest rates, is supporting the consumer.

Is action necessary? Numerous studies have found that acting impulsively on negative financial news can actually reduce your overall investment returns over time. That’s because there is a good chance you’ll miss the gains to be achieved if the market or a specific security recovers from a brief setback. So, assuming you have built your portfolio based on long-term needs and an honest assessment of your risk tolerance, short-term fluctuations should not cause an extreme level of worry.

As a global asset manager with decades of experience in helping investors through multiple market cycles, we want you to know and trust that our global intelligence, expertise and resources are here to support you. As always, we appreciate the opportunity to help you meet your goals.

Best regards,

Brian Binder President, Deutsche Funds

Assumptions, estimates and opinions contained in this document constitute our judgment as of the date of the document and are subject to change without notice. Any projections are based on a number of assumptions as to market conditions and there can be no guarantee that any projected results will be achieved. Past performance is not a guarantee of future results.

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 13 through 15 for more complete performance information.

Investment Process

The fund invests in a broad range of both traditional asset classes (such as equity and fixed-income investments) and alternative asset classes (such as real estate, infrastructure, convertibles, commodities, currencies and absolute return strategies). The fund can buy many types of securities, among them common stocks, including dividend-paying stocks, convertible securities, corporate bonds, government bonds, municipal securities, inflation-indexed bonds, mortgage- and asset-backed securities, and exchange-traded funds (ETFs). The fund can invest in securities of any size, investment style category, or credit quality, and from any country (including emerging markets).

Deutsche Global Income Builder Fund returned 2.82% during the 12-month period ending October 31, 2016. The fund underperformed the S&P® Target Risk Moderate Index and the secondary benchmark, the Blended Index, both of which returned 4.26%. However, the fund outperformed the 1.24% average return of its Morningstar peer group, Tactical Allocation Funds. It also outpaced its peer group in the three- and five-year periods ended October 31, 2016.

The global financial markets produced healthy returns in the past 12 months, with both stocks and bonds generating gains. Investors responded favorably to economic growth that was strong enough to allay fears of a potential recession, yet not so robust as to force the U.S. Federal Reserve Board to raise interest rates aggressively. The accommodative policies of the European Central Bank and the Bank of Japan also provided a positive backdrop for the markets. Both cut interest rates below zero in their respective regions, leading to a sharp decline in bond yields (and a corresponding rise in prices). Seeing little in the way of yield in lower-risk areas of the bond market, investors rotated cash into higher-risk assets in search of better returns. This trend worked in favor of high-yield bonds, emerging-markets debt and dividend-paying equities, creating an advantageous backdrop for the fund.

The fund closed the period with allocations of 56% to equities and 44% to bonds and cash equivalents, vs. 58% and 42% on October 31, 2015. Although the final numbers appear to indicate only a slight change, we were active in managing these allocations throughout the period. For instance, we sought to take advantage of the post-Brexit sell-off by increasing the weighting in equities in late June and early July. This decision added value, as stocks quickly rebounded as investors grew increasingly comfortable with the outlook for global growth. We subsequently pared back the position in stocks in the wake of the rally, reducing the equity weighting to a level that was in line with our longer-term target. We believe this active approach can help us use market volatility to our advantage by capitalizing on values as they emerge.

Fund Performance

Stock selection in the equity portfolio was the primary reason for the fund's underperformance. The portfolio underperformed in the information technology, consumer staples and financials sectors, offsetting its better showing in energy and utilities. At the individual stock level, key detractors included QUALCOMM Inc.,* Sanofi and the Singapore-based conglomerate Jardine Matheson Holdings Ltd.* On the plus side, the Belgium-based clean-technology company Umicore SA was the leading contributor to performance. Alliant Energy Corp., Koninklijke Philips NV and Gilead Sciences, Inc. were also key contributors for the period. The impact of sector allocation was an additional positive, but an allocation to non-U.S. equities detracted somewhat.

* Not held in the portfolio as of October 31, 2016.

In the fixed-income portfolio, we benefited from a sizable position in high-yield bonds given that the category finished with a total return well above the overall bond market. We could have taken a more aggressive stance in high yield, but we preferred to maintain a focus on higher-quality bonds. As a result, the portfolio had underweight positions in the energy sector and in lower-quality bonds rated CCC and below — two areas that outperformed the broader asset class. On the plus side, we added value through our allocations to the telecommunications and pharmaceuticals sectors.

We took a similarly risk-conscious approach in the emerging markets by tilting toward more stable countries over those with higher risk. We therefore missed the majority of the rally in Argentina and Venezuela, which cost us some relative performance. However, our positions in Russia, Indonesia and Brazil made significant contributions. An allocation to emerging-markets corporate bonds, which delivered returns in excess of government securities amid investors’ reach for yield, also provided a meaningful boost to results.

" The global financial markets produced healthy returns in the past 12 months, with both stocks and bonds generating gains."

The fund held a lower weighting in the investment-grade category due to our minimal position in corporate bonds. We continued to find better opportunities elsewhere, especially with corporates’ yield spreads having narrowed over the course of 2016. Further, the issuance of investment-grade corporate debt has risen significantly, but companies have used the bulk of the proceeds for either refinancing or merger and acquisition activity rather than investing in future growth. The majority of the investment-grade portfolio was therefore allocated to structured products (such as mortgage-backed securities and asset-backed securities), where we saw a better trade-off of risk and return potential. This portion of the fund made a modest contribution and helped provide a measure of stability in the early part of the year.

Five Largest Equity Holdings at October 31, 2016 (5.0% of Net Assets)
1. Arthur J. Gallagher & Co. Provides insurance brokerage, risk management, employee benefit and other related services	1.1%
2. AT&T, Inc. Provider of communications services	1.0%
3. Apple, Inc. Designs, manufactures and markets personal computers and related computing and mobile communication devices	1.0%
4. Toronto-Dominion Bank General banking business	1.0%
5. Johnson & Johnson Provider of health care products	0.9%

The fund employed derivatives to manage its currency, interest-rate and asset-class exposures. In some cases, derivatives were used to hedge existing positions; in others, they were used to take opportunistic positions in a more efficient manner than buying securities outright. On balance, the fund’s use of derivatives contributed positively to performance during the past 12 months.

Outlook and Positioning

We maintained a fairly conservative approach in the equity portfolio. We believe dividend stocks can continue to benefit from robust demand in the low-rate environment, but we would also note that yields have come down in a meaningful way from their levels of the first quarter. We therefore sought to invest in higher-quality companies and keep the portfolio’s risk profile similar to that of the broader market. This approach led us to hold overweights in financials, consumer staples and materials. Conversely, the fund was underweight in information technology, consumer discretionary and health care. More broadly speaking, we think our focus on high-dividend stocks provides a favorable starting point for total returns at a time in which earnings growth is subdued and valuations, in our opinion, are unlikely to experience a significant expansion.

Five Largest Fixed-Income Long-Term Securities at October 31, 2016 (5.5% of Net Assets)
1. U.S. Treasury Note 0.75%, 4/30/2018	2.4%
2. U.S. Treasury Note 0.75%, 10/31/2017	1.1%
3. Federal National Mortgage Association 3.5%, 3/1/2046	0.9%
4. Majapahit Holding BV 7.75%, 1/20/2020	0.6%
5. Tennessee Valley Authority 4.25%, 9/15/2065	0.5%

Portfolio holdings and characteristics are subject to change.

For more complete details about the fund's investment portfolio, see page 16. A quarterly Fact Sheet is available on deutschefunds.com or upon request. Please see the Account Management Resources section on page 91 for contact information.

On the fixed-income side, we continued to seek the most attractive opportunities in high-yield and emerging-markets debt. With investors receiving little in the way of yield on developed-market government bonds, we think both asset classes can continue to benefit from robust demand. We are very conscious of the potential risks, however, particularly now that yield spreads have fallen to more normalized levels from their highs of earlier in the year. Shifts in global central bank policy are an especially important factor for the markets, as was evident by their effect on performance in the past 12 months.

Portfolio Management Team

Gary Russell, CFA, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2013.

— Joined Deutsche Asset Management in 1996. Served as the Head of the High Yield group in Europe and as an Emerging Markets Portfolio Manager.

— Prior to that, he spent four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, he served as an officer in the US Army from 1988 to 1991.

— Head of US High Yield Bonds: New York.

— BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

John D. Ryan, Managing Director

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2010 from Northern Trust where he served as a senior portfolio manager. Previously, he served as portfolio manager and head of credit trading for Deutsche Asset Management from 1998–2003.

— Investment industry experience began in 1993.

— BA in Economics, University of Chicago; MBA, University of Chicago.

Darwei Kung, Director

Portfolio Manager of the fund. Began managing the fund in 2015.

— Joined Deutsche Asset Management in 2006; previously has worked as a Director, Engineering and Business Development at Calpoint LLC from 2001–2004.

— Portfolio Manager: New York.

— BS and MS, University of Washington, Seattle; MS and MBA, Carnegie Mellon University.

Fabian Degen, CFA, Vice President

Portfolio Manager of the fund. Began managing the fund in 2012.

— Joined Deutsche Asset Management in 2007.

— Portfolio manager for US and Global Value Equity: New York.

— US Large Cap Equities: New York.

— Bachelor of International Business Administration in Investments and Finance from the International University of Applied Sciences Bad Honnef, Bonn with educational exchanges at the University of Maine (USA).

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The S&P Target Risk Moderate Index is designed to measure the performance of S&P’s proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation and an opportunity for moderate to low capital appreciation.

The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and the Bloomberg Barclays U.S. Universal Index.

The MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market-capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

The Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

Index returns do not reflect fees or expenses and it is not possible to invest directly into an index.

Overweight means a fund holds a higher weighting in a given sector or security compared with its benchmark index. Underweight means a fund holds a lower weighting in a given sector or security.

The Morningstar Tactical Allocation category consists of portfolios that seek to provide capital appreciation and income by actively shifting allocations across investments.

Brexit is a combination of the words "Britain" and "exit" and refers to the exit of the United Kingdom from the European Union.

The Morgan Stanley Capital International (MSCI) World Index is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. The index consists of 24 developed market country indices. The index is calculated using closing local market prices and translates into U.S. dollars using the London close foreign exchange rates.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Derivatives are contracts whose values can be based on a variety of instruments, including indices, currencies or securities. They can be utilized for a variety of reasons, including for hedging purposes, for risk management, for non-hedging purposes to seek to enhance potential gains, as a substitute for direct investment in a particular asset class or to keep cash on hand to meet shareholder redemptions. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility.

Performance Summary October 31, 2016 (Unaudited)

Class A	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	2.82%	5.59%	3.18%
Adjusted for the Maximum Sales Charge (max 5.75% load)	–3.09%	4.35%	2.57%
S&P® Target Risk Moderate Index†	4.26%	5.55%	4.04%
Blended Index††	4.26%	5.61%	4.32%
Class C	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
Unadjusted for Sales Charge	1.89%	4.76%	2.33%
Adjusted for the Maximum Sales Charge (max 1.00% CDSC)	1.89%	4.76%	2.33%
S&P® Target Risk Moderate Index†	4.26%	5.55%	4.04%
Blended Index††	4.26%	5.61%	4.32%
Class R6		1-Year	Life of Class*
Average Annual Total Returns as of 10/31/16
No Sales Charges		2.96%	–1.17%
S&P® Target Risk Moderate Index†		4.26%	1.99%
Blended Index††		4.26%	1.27%
Class S	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	2.91%	5.80%	3.38%
S&P® Target Risk Moderate Index†	4.26%	5.55%	4.04%
Blended Index††	4.26%	5.61%	4.32%
Institutional Class	1-Year	5-Year	10-Year
Average Annual Total Returns as of 10/31/16
No Sales Charges	3.06%	5.85%	3.46%
S&P® Target Risk Moderate Index†	4.26%	5.55%	4.04%
Blended Index††	4.26%	5.61%	4.32%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit deutschefunds.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated March 1, 2016 are 0.91%, 1.70%, 0.83%, 0.71% and 0.68% for Class A, Class C, Class R6, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes only, and as such, the total return based on the unadjusted net asset value per share may differ from the total return reported in the financial highlights.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
■ Deutsche Global Income Builder Fund — Class A ■ S&P Target Risk Moderate Index† ■ Blended Index††

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* Class R6 shares commenced operations on August 25, 2014. The performance shown for the Blended Index is for the time period of August 31, 2014 through October 31, 2016, which is based on the performance period of the life of Class R6.

† The S&P Target Risk Moderate Index is designed to measure the performance of S&P's proprietary moderate target risk allocation model. The S&P Target Risk Moderate Index seeks to provide significant exposure to fixed income, while also allocating a smaller portion of exposure to equities in order to seek current income, some capital preservation, and an opportunity for moderate to low capital appreciation.

†† The Blended Index consists of an equally weighted blend (50%/50%) of the MSCI World High Dividend Yield Index and Bloomberg Barclays U.S. Universal Index.

MSCI World High Dividend Yield Index includes securities that offer a meaningfully higher-than-average dividend yield relative to the MSCI World Index and pass dividend sustainability and persistence screens. The index offers broad market coverage, and is free-float market capitalization-weighted to ensure that its performance can be replicated in institutional and retail portfolios. The index is calculated using closing local market prices and translates into US dollars using the London close foreign exchange rates.

Bloomberg Barclays U.S. Universal Index represents the union of the U.S. Aggregate Index, the U.S. High-Yield Corporate Index, the 144A Index, the Eurodollar Index, the Emerging Markets Index and the non-ERISA portion of the CMBS Index.

	Class A	Class C	Class R6	Class S	Institutional Class
Net Asset Value
10/31/16	$ 8.89	$ 8.88	$ 8.87	$ 8.89	$ 8.88
10/31/15	$ 8.91	$ 8.90	$ 8.88	$ 8.91	$ 8.90
Distribution Information as of 10/31/16
Income Dividends, Twelve Months	$ .26	$ .19	$ .27	$ .28	$ .28

Investment Portfolio as of October 31, 2016

	Shares	Value ($)

Common Stocks 54.8%
Consumer Discretionary 4.3%
Automobiles 0.6%
Mazda Motor Corp.	117,900	1,939,210
Toyota Motor Corp.	43,200	2,498,470
		4,437,680
Hotels, Restaurants & Leisure 0.4%
Galaxy Entertainment Group Ltd.	428,200	1,755,197
McDonald's Corp.	2,619	294,821
SJM Holdings Ltd.	1,812,300	1,251,533
		3,301,551
Internet & Direct Marketing Retail 0.5%
Amazon.com, Inc.*	4,676	3,693,198
Media 1.5%
Altice NV "B"*	47,526	884,697
Comcast Corp. "A"	89,902	5,557,742
Discovery Communications, Inc. "A"*	33,399	872,048
Liberty Media Corp.-Liberty Braves "C"*	6,270	104,521
Liberty Media Corp.-Liberty Media "C"*	15,574	426,883
Liberty Media Corp.-Liberty SiriusXM "C"*	62,397	2,070,956
Twenty-First Century Fox, Inc. "B"	61,279	1,617,153
Walt Disney Co.	4,301	398,660
		11,932,660
Multiline Retail 0.3%
Dollarama, Inc.	37,512	2,803,122
Specialty Retail 1.0%
Dixons Carphone PLC	526,884	2,027,205
Home Depot, Inc.	38,637	4,714,100
Kingfisher PLC	322,008	1,421,237
		8,162,542
Consumer Staples 7.1%
Beverages 1.1%
Coca-Cola Co.	150,618	6,386,203
PepsiCo, Inc.	23,389	2,507,301
		8,893,504
Food & Staples Retailing 0.5%
Costco Wholesale Corp.	27,129	4,011,565
Food Products 2.4%
General Mills, Inc.	86,908	5,386,558
Kellogg Co.	62,022	4,659,713
Kerry Group PLC "A"	38,075	2,764,443
McCormick & Co., Inc.	52,483	5,031,545
Orkla ASA	161,282	1,522,026
		19,364,285
Household Products 2.3%
Church & Dwight Co., Inc.	37,418	1,805,793
Clorox Co.	38,356	4,603,487
Kimberly-Clark Corp.	50,796	5,811,570
Procter & Gamble Co.	65,609	5,694,861
		17,915,711
Tobacco 0.8%
Altria Group, Inc.	6,645	439,367
Philip Morris International, Inc.	62,585	6,035,698
		6,475,065
Energy 3.7%
Energy Equipment & Services 0.7%
Technip SA	74,093	4,905,123
WorleyParsons Ltd.*	69,974	448,823
		5,353,946
Oil, Gas & Consumable Fuels 3.0%
Delek Group Ltd.	10,758	2,109,712
Exxon Mobil Corp.	53,509	4,458,370
Inpex Corp.	244,900	2,283,800
Lundin Petroleum AB*	141,823	2,543,219
Repsol SA	252,590	3,530,353
Royal Dutch Shell PLC "B"	75,406	1,939,959
TOTAL SA	109,643	5,244,917
Woodside Petroleum Ltd.	94,578	2,033,437
		24,143,767
Financials 10.0%
Banks 4.4%
Banco Santander SA	391,325	1,921,474
Bank Leumi Le-Israel BM*	326,121	1,233,457
Bank of America Corp.	182,986	3,019,269
Bank of Ireland*	8,145,273	1,743,588
Canadian Imperial Bank of Commerce	19,366	1,451,042
Citigroup, Inc.	62,960	3,094,484
ING Groep NV	326,684	4,301,616
JPMorgan Chase & Co.	78,581	5,442,520
Toronto-Dominion Bank	170,359	7,729,851
Wells Fargo & Co.	109,643	5,044,675
		34,981,976
Capital Markets 1.4%
CI Financial Corp.	217,229	3,997,026
Macquarie Group Ltd.	65,110	3,948,396
Schroders PLC	91,308	3,142,337
		11,087,759
Consumer Finance 0.3%
Discover Financial Services	48,645	2,740,173
Diversified Financial Services 1.3%
Berkshire Hathaway, Inc. "B"*	44,532	6,425,967
Onex Corp.	58,753	3,800,351
		10,226,318
Insurance 2.4%
Arthur J. Gallagher & Co.	183,829	8,866,073
Marsh & McLennan Companies, Inc.	60,341	3,825,016
RenaissanceRe Holdings Ltd.	50,889	6,324,994
		19,016,083
Thrifts & Mortgage Finance 0.2%
New York Community Bancorp., Inc.	105,248	1,511,361
Health Care 6.2%
Biotechnology 1.2%
CSL Ltd.	42,382	3,235,994
Grifols SA	320,883	6,335,682
		9,571,676
Health Care Equipment & Supplies 0.8%
Medtronic PLC	43,313	3,552,532
Smith & Nephew PLC	218,160	3,152,674
		6,705,206
Health Care Providers & Services 0.7%
DaVita, Inc.*	25,167	1,475,289
Henry Schein, Inc.*	25,073	3,740,892
		5,216,181
Life Sciences Tools & Services 0.1%
Agilent Technologies, Inc.	21,047	917,018
Pharmaceuticals 3.4%
Allergan PLC*	6,645	1,388,406
AstraZeneca PLC	46,495	2,603,643
GlaxoSmithKline PLC	184,705	3,656,773
Johnson & Johnson	58,003	6,727,768
Merck & Co., Inc.	70,911	4,163,894
Orion Oyj "B"	82,888	3,527,460
Pfizer, Inc.	110,205	3,494,601
Sanofi	14,322	1,114,055
		26,676,600
Industrials 6.9%
Aerospace & Defense 0.2%
General Dynamics Corp.	11,696	1,763,055
Air Freight & Logistics 0.6%
United Parcel Service, Inc. "B"	41,350	4,455,876
Building Products 0.0%
Congoleum Corp.*	11,440	2,288
Commercial Services & Supplies 0.8%
Quad Graphics, Inc.	67	1,592
Republic Services, Inc.	127,602	6,715,693
		6,717,285
Electrical Equipment 0.0%
Schneider Electric SE	3,651	244,910
Industrial Conglomerates 2.1%
CK Hutchison Holdings Ltd.	246,500	3,046,809
General Electric Co.	153,706	4,472,845
Honeywell International, Inc.	58,378	6,402,899
Koninklijke Philips NV	15,932	479,653
Toshiba Corp.*	646,000	2,346,756
		16,748,962
Machinery 1.0%
Atlas Copco AB "B"	98,697	2,573,984
Kawasaki Heavy Industries Ltd.	638,000	1,867,240
Metso Oyj	120,119	3,152,617
		7,593,841
Marine 0.2%
A P Moller-Maersk AS "A"	844	1,239,613
Road & Rail 0.3%
Canadian National Railway Co.	4,676	293,954
MTR Corp., Ltd.	336,900	1,864,938
		2,158,892
Trading Companies & Distributors 1.7%
Marubeni Corp.	669,900	3,524,648
Mitsubishi Corp.	169,500	3,694,885
Mitsui & Co., Ltd.	225,300	3,127,597
Sumitomo Corp.	293,500	3,377,740
		13,724,870
Information Technology 6.5%
Communications Equipment 0.2%
Cisco Systems, Inc.	20,296	622,681
Harris Corp.	10,195	909,496
		1,532,177
Internet Software & Services 1.4%
Alphabet, Inc. "A"*	7,670	6,211,933
Facebook, Inc. "A"*	34,055	4,460,864
Zillow Group, Inc. "C"* (a)	18,897	630,404
		11,303,201
IT Services 1.1%
Computer Sciences Corp.	20,860	1,135,827
Paychex, Inc.	96,828	5,344,906
Visa, Inc. "A"	24,510	2,022,320
		8,503,053
Semiconductors & Semiconductor Equipment 0.9%
ASM Pacific Technology Ltd.	228,500	2,208,422
ASML Holding NV	1,406	148,698
Rohm Co., Ltd.	33,600	1,766,517
STMicroelectronics NV	298,148	2,840,414
		6,964,051
Software 1.5%
Constellation Software, Inc.	7,295	3,417,441
Microsoft Corp.	92,052	5,515,756
The Sage Group PLC	370,278	3,267,311
		12,200,508
Technology Hardware, Storage & Peripherals 1.4%
Apple, Inc.	70,161	7,966,080
Brother Industries Ltd.	177,000	3,254,299
		11,220,379
Materials 4.2%
Chemicals 2.9%
AdvanSix, Inc.*	2,319	37,011
GEO Specialty Chemicals, Inc.*	57,540	22,389
Israel Chemicals Ltd.	457,467	1,632,793
Koninklijke DSM NV	89,527	5,752,421
Shin-Etsu Chemical Co., Ltd.	12,300	935,124
Solvay SA	37,794	4,340,702
The Israel Corp., Ltd.*	12,533	1,866,984
Umicore SA	105,992	6,440,964
Yara International ASA	56,222	1,984,265
		23,012,653
Construction Materials 0.7%
CRH PLC	175,222	5,706,063
Metals & Mining 0.6%
JFE Holdings, Inc.	13,000	186,286
Kobe Steel Ltd.*	181,200	1,495,528
Sumitomo Metal Mining Co., Ltd.	211,000	2,737,818
		4,419,632
Real Estate 2.0%
Equity Real Estate Investment Trusts (REITs) 1.6%
Federal Realty Investment Trust	39,944	5,801,067
Public Storage	21,328	4,558,220
Regency Centers Corp.	31,343	2,258,890
		12,618,177
Real Estate Management & Development 0.4%
Wharf Holdings Ltd.	474,500	3,563,112
Telecommunication Services 2.0%
Diversified Telecommunication Services 1.9%
AT&T, Inc.	223,217	8,212,153
Telecom Italia SpA (RSP)	611,079	434,207
Verizon Communications, Inc.	138,751	6,673,924
		15,320,284
Wireless Telecommunication Services 0.1%
SoftBank Group Corp.	12,400	780,331
Utilities 1.9%
Electric Utilities 1.6%
Alliant Energy Corp.	171,665	6,531,853
Pinnacle West Capital Corp.	8,139	619,622
Southern Co.	101,130	5,215,274
		12,366,749
Multi-Utilities 0.3%
DTE Energy Co.	26,754	2,568,652
Water Utilities 0.0%
American Water Works Co., Inc.	5,051	373,976
Total Common Stocks (Cost $414,084,789)		436,241,537

Preferred Stocks 0.3%
Consumer Discretionary
Bayerische Motoren Werke (BMW) AG	21,516	1,636,085
Volkswagen AG	6,551	900,209
Total Preferred Stocks (Cost $2,671,160)		2,536,294

Warrant 0.0%
Materials
Hercules Trust II, Expiration Date 3/31/2029* (Cost $90,209)	506	532

		Principal Amount ($)(b)	Value ($)

Corporate Bonds 16.4%
Consumer Discretionary 3.5%
1011778 B.C. Unlimited Liability Co., 144A, 4.625%, 1/15/2022		90,000	92,925
Ally Financial, Inc., 4.125%, 3/30/2020		205,000	208,331
AmeriGas Finance LLC, 7.0%, 5/20/2022		640,000	673,600
Asbury Automotive Group, Inc., 6.0%, 12/15/2024		105,000	108,150
Ashton Woods U.S.A. LLC, 144A, 6.875%, 2/15/2021		215,000	210,700
Boyd Gaming Corp., 6.875%, 5/15/2023		105,000	112,350
CCO Holdings LLC, 144A, 5.875%, 5/1/2027		535,000	560,412
Cequel Communications Holdings I LLC, 144A, 5.125%, 12/15/2021		1,390,000	1,369,150
Charter Communications Operating LLC:
144A, 3.579%, 7/23/2020		190,000	197,003
144A, 4.908%, 7/23/2025		130,000	140,212
Churchill Downs, Inc., 144A, 5.375%, 12/15/2021		121,000	125,235
Clear Channel Worldwide Holdings, Inc., Series B, 6.5%, 11/15/2022		595,000	606,007
Cox Communications, Inc., 144A, 3.35%, 9/15/2026		135,000	133,128
CSC Holdings LLC, 5.25%, 6/1/2024		185,000	172,975
CVS Health Corp., 5.125%, 7/20/2045		230,000	268,316
Dana, Inc., 5.5%, 12/15/2024		170,000	175,950
DISH DBS Corp.:
4.25%, 4/1/2018		290,000	296,887
5.0%, 3/15/2023		845,000	832,325
7.875%, 9/1/2019		1,120,000	1,248,800
Dollar Tree, Inc., 5.75%, 3/1/2023		247,000	263,055
Fiat Chrysler Automobiles NV, 4.5%, 4/15/2020		380,000	389,500
Ford Motor Credit Co., LLC:
4.389%, 1/8/2026		230,000	242,176
5.875%, 8/2/2021		3,250,000	3,690,466
General Motors Co., 6.6%, 4/1/2036		110,000	130,026
General Motors Financial Co., Inc.:
2.4%, 5/9/2019		185,000	185,172
3.2%, 7/13/2020		420,000	427,164
3.2%, 7/6/2021		255,000	257,430
Global Partners LP, 7.0%, 6/15/2023		260,000	248,300
Goodyear Tire & Rubber Co., 5.0%, 5/31/2026		135,000	136,181
Group 1 Automotive, Inc.:
5.0%, 6/1/2022		500,000	498,750
144A, 5.25%, 12/15/2023		160,000	159,200
Hanesbrands, Inc., 144A, 4.875%, 5/15/2026		205,000	208,588
Kohl's Corp., 4.25%, 7/17/2025		3,250,000	3,347,321
Live Nation Entertainment, Inc., 144A, 7.0%, 9/1/2020		270,000	280,314
MDC Partners, Inc., 144A, 6.5%, 5/1/2024		50,000	42,625
Mediacom Broadband LLC, 6.375%, 4/1/2023		145,000	150,800
MGM Resorts International:
6.625%, 12/15/2021		1,095,000	1,222,984
6.75%, 10/1/2020		380,000	421,800
Nielsen Finance LLC, 144A, 5.0%, 4/15/2022		105,000	107,100
Penske Automotive Group, Inc., 5.5%, 5/15/2026		165,000	163,763
Quebecor Media, Inc., 5.75%, 1/15/2023		130,000	135,850
Serta Simmons Bedding LLC, 144A, 8.125%, 10/1/2020		145,000	150,626
SFR Group SA, 144A, 6.0%, 5/15/2022		700,000	717,724
Sirius XM Radio, Inc., 144A, 5.375%, 7/15/2026		70,000	71,094
Springs Industries, Inc., 6.25%, 6/1/2021		210,000	218,400
Starz LLC, 5.0%, 9/15/2019		110,000	111,375
The Gap, Inc., 5.95%, 4/12/2021 (a)		680,000	729,323
Unitymedia Hessen GmbH & Co., KG, 144A, 5.5%, 1/15/2023		2,855,000	2,958,494
UPCB Finance IV Ltd., 144A, 5.375%, 1/15/2025		1,045,000	1,060,675
UPCB Finance VI Ltd., 144A, 6.875%, 1/15/2022		120,000	124,800
Viking Cruises Ltd.:
144A, 6.25%, 5/15/2025		265,000	242,475
144A, 8.5%, 10/15/2022		195,000	196,950
Virgin Media Secured Finance PLC, 144A, 5.25%, 1/15/2026		375,000	371,137
Walgreens Boots Alliance, Inc., 4.8%, 11/18/2044		200,000	214,144
			27,408,238
Consumer Staples 0.6%
Anheuser-Busch InBev Finance, Inc., 4.9%, 2/1/2046		310,000	354,496
Aramark Services, Inc., 5.125%, 1/15/2024		90,000	94,275
Cott Beverages, Inc.:
5.375%, 7/1/2022		575,000	583,625
6.75%, 1/1/2020		250,000	259,688
Danone SA, 144A, 2.947%, 11/2/2026 (c)		295,000	294,467
JBS U.S.A. LUX SA, 144A, 8.25%, 2/1/2020		1,840,000	1,890,600
Kraft Heinz Foods Co., 4.375%, 6/1/2046		140,000	141,986
Minerva Luxembourg SA, 144A, 12.25%, 2/10/2022		1,000,000	1,080,000
Molson Coors Brewing Co., 4.2%, 7/15/2046		160,000	159,957
Performance Food Group, Inc., 144A, 5.5%, 6/1/2024		80,000	82,400
The WhiteWave Foods Co., 5.375%, 10/1/2022		155,000	174,375
			5,115,869
Energy 1.9%
Anadarko Petroleum Corp.:
4.85%, 3/15/2021 (a)		70,000	75,994
5.55%, 3/15/2026 (a)		150,000	170,519
Antero Resources Corp.:
5.125%, 12/1/2022		440,000	443,300
5.375%, 11/1/2021		190,000	192,850
Blue Racer Midstream LLC, 144A, 6.125%, 11/15/2022		65,000	63,538
Carrizo Oil & Gas, Inc., 6.25%, 4/15/2023 (a)		180,000	184,950
ConocoPhillips Co., 4.15%, 11/15/2034		170,000	168,302
Delek & Avner Tamar Bond Ltd., 144A, 5.082%, 12/30/2023		250,000	265,880
Empresa Nacional del Petroleo, 144A, 3.75%, 8/5/2026		1,600,000	1,598,816
Energy Transfer Partners LP, 5.95%, 10/1/2043		110,000	113,207
Ensco PLC, 4.7%, 3/15/2021 (a)		180,000	166,230
Halliburton Co., 4.85%, 11/15/2035		185,000	199,710
Hilcorp Energy I LP, 144A, 5.75%, 10/1/2025		370,000	370,925
Kinder Morgan Energy Partners LP:
4.7%, 11/1/2042		150,000	139,174
6.375%, 3/1/2041		50,000	54,149
Korea National Oil Corp., 144A, 2.125%, 4/14/2021		320,000	320,340
Laredo Petroleum, Inc., 6.25%, 3/15/2023 (a)		210,000	211,050
Marathon Oil Corp.:
3.85%, 6/1/2025		125,000	120,697
5.2%, 6/1/2045		85,000	79,719
Newfield Exploration Co., 5.375%, 1/1/2026		105,000	107,887
Noble Holding International Ltd., 5.25%, 3/16/2018		60,000	59,663
Oasis Petroleum, Inc., 6.875%, 3/15/2022 (a)		80,000	79,200
Pertamina Persero PT, 144A, 5.25%, 5/23/2021		520,000	561,616
Petroleos Mexicanos, 144A, 4.625%, 9/21/2023 (a)		2,265,000	2,258,884
Plains All American Pipeline LP, 2.85%, 1/31/2023		280,000	269,870
Range Resources Corp.:
4.875%, 5/15/2025		140,000	133,771
144A, 5.875%, 7/1/2022		175,000	178,062
Regency Energy Partners LP, 4.5%, 11/1/2023		150,000	153,210
Reliance Industries Ltd., 144A, 4.125%, 1/28/2025 (a)		3,000,000	3,095,352
Rice Energy, Inc., 7.25%, 5/1/2023		50,000	53,000
Rosneft Finance SA, 144A, 6.625%, 3/20/2017		500,000	507,298
Sabine Pass Liquefaction LLC:
5.625%, 2/1/2021		685,000	720,962
5.625%, 3/1/2025		260,000	275,119
Shell International Finance BV, 4.0%, 5/10/2046		150,000	148,656
Sunoco Logistics Partners Operations LP, 5.3%, 4/1/2044		180,000	180,515
Tesoro Logistics LP, 6.375%, 5/1/2024		110,000	118,525
Valero Energy Corp., 3.4%, 9/15/2026		415,000	406,174
Whiting Petroleum Corp., 6.25%, 4/1/2023 (a)		985,000	908,662
WPX Energy, Inc., 8.25%, 8/1/2023		210,000	226,800
			15,382,576
Financials 2.7%
AerCap Aviation Solutions BV, 6.375%, 5/30/2017		545,000	559,306
AerCap Ireland Capital Ltd., 3.75%, 5/15/2019		70,000	71,833
AIA Group Ltd., 144A, 4.5%, 3/16/2046		200,000	213,870
Akbank TAS, 144A, 5.0%, 10/24/2022		3,000,000	2,975,910
Alliance Data Systems Corp., 144A, 5.25%, 12/1/2017		160,000	162,800
Apollo Investment Corp., 5.25%, 3/3/2025		250,000	249,435
Ares Capital Corp., 3.625%, 1/19/2022		230,000	229,818
Barclays Bank PLC, 144A, 6.05%, 12/4/2017		990,000	1,031,204
Barclays PLC, 4.375%, 1/12/2026		325,000	334,451
BBVA Bancomer SA, 144A, 6.008%, 5/17/2022		500,000	495,500
Blackstone Holdings Finance Co., LLC, 144A, 5.0%, 6/15/2044		110,000	116,762
Branch Banking & Trust Co., 1.45%, 5/10/2019		220,000	219,512
CIT Group, Inc., 5.0%, 5/15/2017		110,000	111,375
Corp. Financiera de Desarrollo SA, 144A, 4.75%, 2/8/2022		500,000	546,750
Credit Suisse Group Funding Guernsey Ltd., 144A, 3.8%, 6/9/2023		255,000	257,475
Credito Real SAB de CV SOFOM ER, 144A, 7.25%, 7/20/2023		500,000	517,100
Dubai Holding Commercial Operations MTN Ltd., 6.0%, 2/1/2017	GBP	1,000,000	1,229,974
Equate Petrochemical BV, 144A, 4.25%, 11/3/2026 (c)		2,490,000	2,467,117
Everest Reinsurance Holdings, Inc., 4.868%, 6/1/2044		220,000	220,954
FS Investment Corp., 4.75%, 5/15/2022		310,000	316,389
HSBC Holdings PLC, 6.375%, 12/29/2049 (a)		860,000	863,225
International Lease Finance Corp.:
6.25%, 5/15/2019		350,000	378,437
8.75%, 3/15/2017		1,150,000	1,178,566
KKR Group Finance Co. III LLC, 144A, 5.125%, 6/1/2044		150,000	149,069
Legg Mason, Inc., 5.625%, 1/15/2044		210,000	213,469
Lincoln Finance Ltd., 144A, 7.375%, 4/15/2021		105,000	112,875
Loews Corp., 4.125%, 5/15/2043		180,000	179,348
Manulife Financial Corp., 5.375%, 3/4/2046		210,000	249,829
Massachusetts Mutual Life Insurance Co., 144A, 4.5%, 4/15/2065		55,000	52,021
Mizuho Financial Group, Inc., 2.839%, 9/13/2026		200,000	197,894
National Savings Bank, 144A, 5.15%, 9/10/2019		500,000	501,725
Nationwide Financial Services, Inc., 144A, 5.3%, 11/18/2044		190,000	203,038
Royal Bank of Scotland Group PLC, 3.875%, 9/12/2023		255,000	249,661
Societe Generale SA, 144A, 2.625%, 9/16/2020		400,000	408,389
Standard Chartered PLC, 144A, 4.05%, 4/12/2026		325,000	334,454
Swiss Re Treasury U.S. Corp., 144A, 4.25%, 12/6/2042		140,000	143,448
The Goldman Sachs Group, Inc., 2.64%**, 10/28/2027		3,250,000	3,256,012
Voya Financial, Inc., 4.8%, 6/15/2046		165,000	162,196
Wells Fargo & Co., 3.0%, 10/23/2026		245,000	243,318
			21,404,509
Health Care 1.2%
AbbVie, Inc., 4.7%, 5/14/2045		250,000	257,937
Actavis Funding SCS, 4.75%, 3/15/2045		95,000	99,649
Aetna, Inc., 4.375%, 6/15/2046		155,000	157,181
Alere, Inc., 144A, 6.375%, 7/1/2023		135,000	139,050
Celgene Corp., 5.0%, 8/15/2045		120,000	128,752
Endo Finance LLC, 144A, 5.375%, 1/15/2023		290,000	246,500
Endo Ltd.:
144A, 6.0%, 7/15/2023		230,000	200,100
144A, 6.5%, 2/1/2025		160,000	134,800
Gilead Sciences, Inc., 4.15%, 3/1/2047		165,000	163,786
HCA, Inc.:
5.875%, 2/15/2026		285,000	299,250
6.5%, 2/15/2020		2,020,000	2,237,150
LifePoint Health, Inc.:
144A, 5.375%, 5/1/2024		45,000	44,721
5.875%, 12/1/2023		135,000	137,025
Mallinckrodt International Finance SA, 4.75%, 4/15/2023		370,000	322,362
Mylan NV, 144A, 5.25%, 6/15/2046		225,000	227,795
Quintiles IMS, Inc., 144A, 6.0%, 11/1/2020		160,000	162,400
Shire Acquisitions Investments Ireland DAC, 3.2%, 9/23/2026		453,000	444,834
Stryker Corp., 4.625%, 3/15/2046		90,000	96,061
Tenet Healthcare Corp.:
4.35%**, 6/15/2020		200,000	201,500
6.25%, 11/1/2018		460,000	486,450
6.75%, 6/15/2023 (a)		420,000	385,875
Valeant Pharmaceuticals International, Inc.:
144A, 5.375%, 3/15/2020		385,000	333,025
144A, 5.875%, 5/15/2023		355,000	279,562
144A, 6.125%, 4/15/2025		1,050,000	829,500
144A, 6.375%, 10/15/2020		365,000	314,812
144A, 7.5%, 7/15/2021		1,515,000	1,348,350
			9,678,427
Industrials 0.9%
ADT Corp.:
3.5%, 7/15/2022		220,000	208,450
6.25%, 10/15/2021		225,000	246,094
Bombardier, Inc., 144A, 5.75%, 3/15/2022		1,480,000	1,313,500
CSX Corp., 4.25%, 11/1/2066		110,000	106,064
FedEx Corp., 4.55%, 4/1/2046		115,000	123,186
Masonite International Corp., 144A, 5.625%, 3/15/2023		145,000	150,075
Meritor, Inc., 6.75%, 6/15/2021		305,000	310,338
Mexico City Airport Trust, 144A, 4.25%, 10/31/2026 (a)		550,000	560,450
Molex Electronic Technologies LLC, 144A, 3.9%, 4/15/2025		140,000	141,134
OPE KAG Finance Sub, Inc., 144A, 7.875%, 7/31/2023		175,000	165,375
Ply Gem Industries, Inc., 6.5%, 2/1/2022		179,000	184,119
Transurban Finance Co. Pty Ltd., 144A, 3.375%, 3/22/2027		160,000	158,745
United Rentals North America, Inc., 7.625%, 4/15/2022		2,260,000	2,403,239
Wise Metals Group LLC, 144A, 8.75%, 12/15/2018		185,000	183,150
ZF North America Capital, Inc., 144A, 4.5%, 4/29/2022		440,000	465,850
			6,719,769
Information Technology 0.3%
Activision Blizzard, Inc., 144A, 3.4%, 9/15/2026		190,000	188,320
Cardtronics, Inc., 5.125%, 8/1/2022		135,000	138,037
CDW LLC, 6.0%, 8/15/2022		325,000	344,500
Diamond 1 Finance Corp.:
144A, 4.42%, 6/15/2021		465,000	486,254
144A, 8.1%, 7/15/2036		130,000	155,189
First Data Corp., 144A, 6.75%, 11/1/2020		282,000	291,870
Micron Technology, Inc., 144A, 5.25%, 8/1/2023		175,000	171,500
NVIDIA Corp.:
2.2%, 9/16/2021		160,000	159,806
3.2%, 9/16/2026		160,000	159,833
Seagate HDD Cayman, 5.75%, 12/1/2034		230,000	200,301
			2,295,610
Materials 2.4%
Ball Corp., 5.25%, 7/1/2025		225,000	239,231
Berry Plastics Corp., 5.5%, 5/15/2022		695,000	722,800
Cascades, Inc., 144A, 5.5%, 7/15/2022		145,000	147,991
Cemex SAB de CV, 144A, 7.75%, 4/16/2026		250,000	280,150
Chemours Co., 6.625%, 5/15/2023		195,000	189,150
Constellium NV, 144A, 7.875%, 4/1/2021		250,000	266,250
First Quantum Minerals Ltd., 144A, 7.0%, 2/15/2021		430,000	408,231
Glencore Funding LLC, 144A, 4.625%, 4/29/2024		80,000	81,336
GTL Trade Finance, Inc., 144A, 5.893%, 4/29/2024 (a)		2,408,000	2,389,639
Hexion, Inc., 6.625%, 4/15/2020		315,000	275,625
Platform Specialty Products Corp., 144A, 6.5%, 2/1/2022		160,000	155,200
Reynolds Group Issuer, Inc., 5.75%, 10/15/2020		3,880,000	3,981,966
St. Marys Cement, Inc., 144A, 5.75%, 1/28/2027 (a)		3,360,000	3,392,424
Teck Resources Ltd.:
144A, 8.0%, 6/1/2021		205,000	223,963
144A, 8.5%, 6/1/2024 (a)		50,000	57,875
Tronox Finance LLC:
6.375%, 8/15/2020		45,000	40,388
144A, 7.5%, 3/15/2022		245,000	219,275
United States Steel Corp., 144A, 8.375%, 7/1/2021		75,000	79,688
UPL Corp., Ltd., 144A, 3.25%, 10/13/2021		2,800,000	2,798,183
Vale Overseas Ltd., 6.25%, 8/10/2026 (a)		1,890,000	2,027,025
WR Grace & Co-Conn:
144A, 5.125%, 10/1/2021		120,000	127,800
144A, 5.625%, 10/1/2024		60,000	64,950
Yamana Gold, Inc., 4.95%, 7/15/2024		1,040,000	1,068,080
			19,237,220
Real Estate 0.4%
CBL & Associates LP:
(REIT), 4.6%, 10/15/2024		210,000	204,719
(REIT), 5.25%, 12/1/2023		310,000	313,843
CyrusOne LP, (REIT), 6.375%, 11/15/2022		225,000	238,500
Equinix, Inc.:
(REIT), 5.375%, 4/1/2023		690,000	720,188
(REIT), 5.875%, 1/15/2026		120,000	128,270
Omega Healthcare Investors, Inc., (REIT), 4.95%, 4/1/2024		260,000	271,234
Select Income REIT, (REIT), 4.15%, 2/1/2022		260,000	263,007
Trust F/1401, 144A, (REIT), 5.25%, 1/30/2026		1,095,000	1,130,588
VEREIT Operating Partnership LP:
(REIT), 4.125%, 6/1/2021		40,000	41,600
(REIT), 4.875%, 6/1/2026		35,000	36,788
			3,348,737
Telecommunication Services 1.6%
AT&T, Inc., 4.5%, 5/15/2035		340,000	337,514
Bharti Airtel International Netherlands BV, 144A, 5.35%, 5/20/2024		750,000	814,651
CenturyLink, Inc.:
Series T, 5.8%, 3/15/2022		395,000	400,925
Series Y, 7.5%, 4/1/2024 (a)		370,000	385,263
Digicel Group Ltd.:
144A, 7.125%, 4/1/2022		760,000	602,072
144A, 8.25%, 9/30/2020		610,000	539,850
Frontier Communications Corp.:
6.875%, 1/15/2025		415,000	347,563
7.125%, 1/15/2023		940,000	845,412
8.5%, 4/15/2020		1,645,000	1,756,037
Intelsat Jackson Holdings SA, 144A, 8.0%, 2/15/2024		357,000	358,785
Level 3 Financing, Inc.:
144A, 5.25%, 3/15/2026		180,000	182,700
5.375%, 8/15/2022		830,000	852,825
5.375%, 5/1/2025		210,000	213,150
6.125%, 1/15/2021		525,000	542,063
Sprint Communications, Inc., 144A, 7.0%, 3/1/2020		245,000	266,438
Sprint Corp., 7.125%, 6/15/2024		1,485,000	1,395,900
Sprint Spectrum Co., LLC, 144A, 3.36%, 9/20/2021		865,000	867,162
T-Mobile U.S.A., Inc.:
6.375%, 3/1/2025		316,000	338,714
6.625%, 11/15/2020		540,000	554,850
Verizon Communications, Inc., 4.672%, 3/15/2055		280,000	272,961
VimpelCom Holdings BV, 144A, 5.95%, 2/13/2023		250,000	256,875
Wind Acquisition Finance SA, 144A, 6.5%, 4/30/2020		210,000	218,925
Zayo Group LLC, 6.375%, 5/15/2025		265,000	278,997
			12,629,632
Utilities 0.9%
Adani Transmission Ltd., 144A, 4.0%, 8/3/2026		400,000	398,137
Calpine Corp.:
5.375%, 1/15/2023		340,000	336,600
5.75%, 1/15/2025		110,000	106,975
Dynegy, Inc., 7.625%, 11/1/2024 (a)		485,000	464,388
Electricite de France SA, 144A, 4.75%, 10/13/2035		390,000	408,670
Majapahit Holding BV, 144A, 7.75%, 1/20/2020		4,000,000	4,580,000
NGL Energy Partners LP, 5.125%, 7/15/2019		175,000	173,250
NRG Energy, Inc., 6.25%, 5/1/2024 (a)		870,000	843,900
			7,311,920
Total Corporate Bonds (Cost $130,671,070)			130,532,507

Asset-Backed 0.3%
Miscellaneous
Hilton Grand Vacations Trust, "B", Series 2014-AA, 144A, 2.07%, 11/25/2026		991,012	984,337
PennyMac LLC, "A1", Series 2015-NPL1, 144A, 4.0%, 3/25/2055		972,512	978,871
Total Asset-Backed (Cost $1,962,505)			1,963,208

Mortgage-Backed Securities Pass-Throughs 0.9%
Federal Home Loan Mortgage Corp., 6.0%, 11/1/2021		52,275	59,758
Federal National Mortgage Association:
3.5%, 3/1/2046		6,675,885	6,923,904
6.5%, with various maturities from 4/1/2017 until 6/1/2017		17,747	17,853
Government National Mortgage Association, 6.5%, 8/20/2034		75,466	87,761
Total Mortgage-Backed Securities Pass-Throughs (Cost $7,066,806)			7,089,276

Commercial Mortgage-Backed Securities 1.2%
Credit Suisse First Boston Mortgage Securities Corp., "G", Series 2005-C6, 144A, 5.193%**, 12/15/2040		2,500,000	2,495,540
CSAIL Commercial Mortgage Trust, "A4", Series 2015-C4, 3.808%, 11/15/2048		1,450,000	1,563,495
FHLMC Multifamily Structured Pass-Through Certificates, "X1", Series K043, Interest Only, 0.548%***, 12/25/2024		7,467,241	284,778
GMAC Commercial Mortgage Securities, Inc., "G", Series 2004-C1, 144A, 5.455%, 3/10/2038		2,500,627	2,457,909
JPMBB Commercial Mortgage Securities Trust:
"A4", Series 2015-C28, 3.227%, 10/15/2048		2,185,000	2,269,935
"A3", Series 2014-C19, 3.669%, 4/15/2047		200,000	212,226
Total Commercial Mortgage-Backed Securities (Cost $9,117,206)			9,283,883

Collateralized Mortgage Obligations 1.9%
Fannie Mae Connecticut Avenue Securities, "1M1", Series 2016-C02, 2.675%**, 9/25/2028		1,811,507	1,830,863
Federal Home Loan Mortgage Corp.:
"HI", Series 3979, Interest Only, 3.0%, 12/15/2026		1,519,807	129,105
"IC", Series 3971, Interest Only, 3.0%, 3/15/2026		611,055	33,451
"IK", Series 4048, Interest Only, 3.0%, 5/15/2027		2,427,810	204,990
"PI", Series 3987, Interest Only, 3.0%, 1/15/2027		3,122,211	282,150
"PI", Series 4017, Interest Only, 3.0%, 3/15/2027		947,508	84,121
"PI", Series 3940, Interest Only, 4.0%, 2/15/2041		378,607	45,452
"C31", Series 303, Interest Only, 4.5%, 12/15/2042		6,374,207	1,246,310
"LI", Series 3720, Interest Only, 4.5%, 9/15/2025		2,180,008	243,278
"PI", Series 3843, Interest Only, 4.5%, 5/15/2038		2,622,715	198,300
Federal National Mortgage Association:
"WO", Series 2013-27, Principal Only, Zero Coupon, 12/25/2042		1,200,000	847,634
"4", Series 406, Interest Only, 4.0%, 9/25/2040		1,602,347	261,020
"JZ", Series 2012-4, 4.0%, 9/25/2041		3,075,873	3,586,840
"Z", Series 2011-149, 4.5%, 1/25/2042		635,321	716,871
"I", Series 2003-84, Interest Only, 6.0%, 9/25/2033		441,599	82,744
Government National Mortgage Association:
"PI", Series 2015-40, Interest Only, 4.0%, 4/20/2044		1,778,809	197,299
"QI", Series 2011-112, Interest Only, 4.0%, 5/16/2026		1,067,048	103,712
"AI", Series 2010-25, Interest Only, 4.5%, 3/16/2023		129,398	950
"BI", Series 2010-30, Interest Only, 4.5%, 7/20/2039		316,432	28,544
"IP", Series 2014-11, Interest Only, 4.5%, 1/20/2043		2,146,964	266,104
"IP", Series 2014-115, Interest Only, 4.5%, 2/20/2044		177,880	24,760
"ND", Series 2010-130, 4.5%, 8/16/2039		3,400,000	3,648,761
"NI", Series 2011-80, Interest Only, 4.5%, 5/16/2038		621,961	10,062
"PI", Series 2014-108, Interest Only, 4.5%, 12/20/2039		241,633	32,128
"IN", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,143,145	181,830
"IQ", Series 2011-18, Interest Only, 5.5%, 1/16/2039		348,704	33,657
"IV", Series 2009-69, Interest Only, 5.5%, 8/20/2039		1,096,608	216,936
"AI", Series 2007-38, Interest Only, 5.895%***, 6/16/2037		263,124	39,970
"IJ", Series 2009-75, Interest Only, 6.0%, 8/16/2039		869,038	138,178
"SC", Series 2002-33, Interest Only, 6.865%***, 5/16/2032		682,759	132,762
Total Collateralized Mortgage Obligations (Cost $13,405,644)			14,848,782

Government & Agency Obligations 8.7%
Other Government Related (d) 0.6%
Novolipetsk Steel, 144A, 4.5%, 6/15/2023		600,000	599,250
Provincia de Buenos Aires, 144A, 9.125%, 3/16/2024		375,000	415,313
Sberbank of Russia, Series 7, REG S, 5.717%, 6/16/2021		900,000	959,506
Vnesheconombank, 144A, 6.902%, 7/9/2020		2,500,000	2,693,750
			4,667,819
Sovereign Bonds 2.9%
Dominican Republic, 144A, 6.875%, 1/29/2026		400,000	443,000
Export-Import Bank of India, 144A, 3.375%, 8/5/2026		4,000,000	3,966,184
Government of Indonesia, Series FR56, 8.375%, 9/15/2026	IDR	4,020,000,000	327,795
Ivory Coast Government International Bond, 144A, 6.375%, 3/3/2028		400,000	417,292
Perusahaan Penerbit SBSN Indonesia III, 144A, 4.325%, 5/28/2025		800,000	835,040
Republic of Angola, 144A, 9.5%, 11/12/2025		450,000	440,303
Republic of Armenia, 144A, 7.15%, 3/26/2025		700,000	738,500
Republic of Costa Rica, 144A, 7.158%, 3/12/2045		500,000	522,500
Republic of Hungary:
6.25%, 1/29/2020		4,000,000	4,480,000
Series 19/A, 6.5%, 6/24/2019	HUF	90,600,000	366,912
Republic of Namibia, 144A, 5.25%, 10/29/2025		250,000	259,703
Republic of Panama:
3.75%, 3/16/2025		1,220,000	1,293,200
3.875%, 3/17/2028		750,000	795,000
Republic of Paraguay, 144A, 6.1%, 8/11/2044		300,000	331,500
Republic of Portugal, 144A, 5.125%, 10/15/2024		1,700,000	1,683,000
Republic of South Africa, 5.0%, 10/12/2046		755,000	732,894
Republic of Sri Lanka:
144A, 5.125%, 4/11/2019		1,000,000	1,013,172
144A, 5.75%, 1/18/2022		525,000	532,282
Republic of Uruguay, 5.1%, 6/18/2050		130,000	129,513
Saudi Government International Bond, 144A, 4.5%, 10/26/2046		1,495,000	1,470,706
United Mexican States, 4.6%, 1/23/2046		2,100,000	2,052,750
			22,831,246
U.S. Government Sponsored Agency 0.5%
Tennessee Valley Authority, 4.25%, 9/15/2065		3,969,000	4,480,076
U.S. Treasury Obligations 4.7%
U.S. Treasury Bills:
0.24%****, 12/1/2016 (e)		506,000	505,927
0.274%****, 11/10/2016 (e)		1,381,000	1,380,957
0.28%****, 12/1/2016 (e)		445,000	444,936
0.285%****, 12/1/2016 (e)		340,000	339,951
0.44%****, 12/1/2016 (e)		156,000	155,978
U.S. Treasury Bonds:
2.5%, 5/15/2046		925,000	908,054
3.0%, 11/15/2045		80,000	86,856
3.125%, 8/15/2044		323,000	359,312
3.625%, 2/15/2044		462,000	561,493
5.375%, 2/15/2031		1,850,000	2,627,723
U.S. Treasury Notes:
0.75%, 10/31/2017 (f) (g)		8,850,000	8,852,071
0.75%, 4/30/2018 (g)		19,000,000	18,985,902
0.75%, 7/15/2019		235,000	233,623
1.375%, 4/30/2021		335,000	336,191
1.5%, 8/15/2026		340,000	329,853
1.625%, 5/15/2026		1,420,000	1,394,707
			37,503,534
Total Government & Agency Obligations (Cost $68,324,503)			69,482,675

Convertible Bond 0.1%
Materials
GEO Specialty Chemicals, Inc., 144A, 7.5% Cash, 7.5% PIK, 10/30/2018 (Cost $673,060)		671,807	680,876

Loan Participations and Assignments 1.8%
Senior Loans**
Alliance Mortgage Cycle Loan, Term Loan A, 9.5%, 6/15/2010*		233,333	0
Altice U.S. Finance I Corp., Term Loan, 4.25%, 12/14/2022		3,589	3,604
Atlantic Broadband Finance LLC, Term Loan B, 3.25%, 11/30/2019		3,666	3,681
Berry Plastics Holding Corp., Term Loan D, 3.5%, 2/8/2020		1,899	1,904
DaVita HealthCare Partners, Inc., Term Loan B, 3.5%, 6/24/2021		2,331,028	2,335,399
Delos Finance SARL, Term Loan B, 3.588%, 3/6/2021		1,500,000	1,511,490
FCA U.S. LLC, Term Loan B, 3.25%, 12/31/2018		582,217	583,551
Hilton Worldwide Finance LLC:
Term Loan B2, 3.034%, 10/25/2023		1,646,493	1,657,162
Term Loan B1, 3.5%, 10/26/2020		161,062	161,930
NRG Energy, Inc., Term Loan B, 3.5%, 6/30/2023		1,108,163	1,111,626
Outfront Media Capital LLC, Term Loan B, 3.0%, 2/1/2021		1,275,000	1,279,144
Pinnacle Foods Finance LLC:
Term Loan H, 3.25%, 4/29/2020		1,627,742	1,639,242
Term Loan G, 3.387%, 4/29/2020		1,980	1,994
Ply Gem Industries, Inc., Term Loan, 4.0%, 2/1/2021		841,746	847,533
SBA Senior Financial II LLC, Term Loan B1, 3.34%, 3/24/2021		723,845	725,745
Seminole Tribe of Florida, Term Loan, 3.088%, 4/29/2020		1,217,742	1,223,374
TransDigm, Inc., Term Loan F, 3.75%, 6/9/2023		1,306,964	1,303,494
Visteon Corp., Term Delay Draw B, 3.546%, 4/9/2021		2,205	2,217
Total Loan Participations and Assignments (Cost $14,575,292)			14,393,090

Municipal Bonds and Notes 0.1%
New York, NY, General Obligation, Series C, 5.0%, 8/1/2033 (Cost $714,054)		620,000	728,816

Preferred Security 0.0%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $74,661)		141,000	129,635

	Shares	Value ($)

Exchange-Traded Funds 6.7%
iShares iBoxx $ High Yield Corporate Bond ETF (a)	390,000	33,547,800
VanEck Vectors JPMorgan EM Local Currency Bond ETF	1,068,133	20,048,857
Total Exchange-Traded Funds (Cost $53,960,302)		53,596,657

Securities Lending Collateral 6.3%
Government & Agency Securities Portfolio "Deutsche Government Cash Institutional Shares", 0.30% (h) (i) (Cost $50,394,857)	50,394,857	50,394,857

Cash Equivalents 4.7%
Deutsche Central Cash Management Government Fund, 0.35% (h) (Cost $37,198,495)	37,198,495	37,198,495

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $804,984,613)†	104.2	829,101,120
Other Assets and Liabilities, Net	(4.2)	(33,601,731)
Net Assets	100.0	795,499,389

The following table represents a senior loan that is in default:

Security	Coupon	Maturity Date	Principal Amount		Cost ($)	Value ($)
Alliance Mortgage Cycle Loan*	9.5%	6/15/2010	USD	233,333	233,333	0

* Non-income producing security.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2016.

*** These securities are shown at their current rate as of October 31, 2016.

****Annualized yield at time of purchase; not a coupon rate.

† The cost for federal income tax purposes was $806,308,520. At October 31, 2016, net unrealized appreciation for all securities based on tax cost was $22,792,600. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $45,871,005 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $23,078,405.

(a) All or a portion of these securities were on loan. In addition, "Other Assets and Liabilities, Net" may include pending sales that are also on loan. The value of securities loaned at October 31, 2016 amounted to $48,941,435, which is 6.2% of net assets.

(b) Principal amount stated in U.S. dollars unless otherwise noted.

(c) When-issued security.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) At October 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) At October 31, 2016, this security has been pledged, in whole or in part, to cover initial margin requirements for open centrally cleared swap contracts.

(g) At October 31, 2016, this security has been pledged, in whole or in part, as collateral for open over-the-counter derivatives.

(h) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(i) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principal.

Principal Only: Principal Only (PO) bonds represent the "principal only" portion of payments on a pool of underlying mortgages or mortgage-backed securities.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

RSP: Risparmio (Convertible Savings Shares)

SBSN: Surat Berharga Syariah Negara (Islamic Based Government Securities)

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2016, open futures contracts purchased were as follows:

Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Depreciation ($)
3 Month Euro Euribor Interest Rate	EUR	9/18/2017	12	3,302,307	(2,489)
3 Month Euro Swiss Franc (Euroswiss) Interest Rate	CHF	9/18/2017	13	3,309,610	(1,990)
3 Month Euroyen	JPY	9/15/2017	14	3,336,965	(2,381)
90 Day Eurodollar	USD	9/18/2017	14	3,462,025	(910)
90 Day Sterling Interest Rate	GBP	9/20/2017	21	3,198,222	(6,455)
ASX 90 Day Bank Accepted Bills	AUD	9/7/2017	18	13,634,436	(2,380)
S&P 500 E-Mini Index	USD	12/16/2016	150	15,900,750	(248,975)
Ultra Long U.S. Treasury Bond	USD	12/20/2016	295	51,901,563	(2,930,876)
United Kingdom Long Gilt Bond	GBP	12/28/2016	114	17,489,452	(869,463)
Total unrealized depreciation					(4,065,919)

At October 31, 2016, open credit default swap contracts purchased were as follows:

Bilateral Swaps
Expiration Date	Notional Amount ($)	Currency	Fixed Cash Flows Paid	Underlying Debt Obligation/ Quality Rating (k)	Value ($)	Upfront Payments Paid ($)	Unrealized Depreciation ($)
6/20/2021	1,400,000[1]	EUR	1.0%	Intesa Sanpaolo SpA, 0.0%**, 3/3/2017, BBB+	125,122	128,075	(2,953)
6/20/2021	2,020,000[2]	EUR	1.0%	Intesa Sanpaolo SpA, 0.0%**, 3/3/2017, BBB+	180,561	209,846	(29,285)
6/20/2021	3,300,000[1]	EUR	1.0%	UniCredit SpA, 0.646%**, 4/10/2017, BBB+	294,929	479,085	(184,156)
Total unrealized depreciation							(216,394)

At October 31, 2016, open credit default swap contracts sold were as follows:

Centrally Cleared Swaps
Expiration Date	Notional Amount ($) (j)	Fixed Cash Flows Received	Underlying Reference Obligation	Value ($)	Unrealized Appreciation ($)
6/20/2021	17,600,000	5.0%	Markit CDX North America High Yield	861,925	204,665

(j) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation, if any.

(k) The quality ratings represent the higher of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

At October 31, 2016, open interest rate swap contracts were as follows:

Centrally Cleared Swaps
Effective/ Expiration Dates	Notional Amount ($)	Cash Flows Paid by the Fund	Cash Flows Received by the Fund	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
5/9/2016 5/9/2026	8,800,000	Fixed — 2.48%	Floating — 3-Month LIBOR	(736,455)	(642,436)
12/4/2015 12/4/2045	19,000,000	Fixed — 2.615%	Floating — 3-Month LIBOR	(2,719,787)	(2,320,016)
12/16/2015 9/17/2035	400,000	Fixed — 2.938%	Floating — 3-Month LIBOR	(63,041)	(55,396)
7/13/2016 7/13/2046	13,500,000	Fixed — 2.22%	Floating — 3-Month LIBOR	(648,740)	(397,488)
12/21/2016 12/21/2046	11,700,000	Fixed — 2.25%	Floating — 3-Month LIBOR	(436,105)	677,489
12/16/2015 9/16/2020	20,600,000	Floating — 3-Month LIBOR	Fixed — 2.214%	788,719	796,164
Total net unrealized depreciation					(1,941,683)

Counterparties:

1 Credit Suisse

2 HSBC

LIBOR: London Interbank Offered Rate; 3-Month LIBOR rate at October 31, 2016 is 0.88%.

As of October 31, 2016, the Fund had the following open forward foreign currency exchange contracts:

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
MXN	75,643,200	USD	4,017,292	11/3/2016	15,218	Barclays Bank PLC (l)
GBP	19,500,000	USD	26,004,908	11/4/2016	2,136,002	Danske Bank AS
JPY	1,500,000,000	USD	14,743,319	11/14/2016	434,314	Canadian Imperial Bank of Commerce
JPY	2,123,390,148	USD	20,872,905	11/14/2016	617,171	Barclays Bank PLC (l)
USD	6,597,624	AUD	8,800,000	11/23/2016	92,803	Macquarie Bank Ltd.
MXN	379,000,000	USD	20,329,346	11/25/2016	326,876	Barclays Bank PLC (l)
USD	5,848,501	MXN	113,514,715	11/29/2016	139,764	Societe Generale
USD	3,066,246	TWD	97,200,000	12/22/2016	17,137	Nomura International PLC
EUR	66,140,000	USD	74,175,349	12/22/2016	1,403,938	Citigroup, Inc.
JPY	240,500,000	USD	2,403,078	12/27/2016	104,432	Citigroup, Inc.
JPY	3,807,000,000	USD	37,594,059	12/27/2016	1,207,595	Barclays Bank PLC (l)
EUR	63,600,000	USD	71,277,347	1/11/2017	1,229,587	Societe Generale
JPY	3,743,000,000	USD	36,138,420	1/11/2017	338,562	Morgan Stanley
GBP	1,060,000	USD	1,300,674	1/24/2017	665	Barclays Bank PLC (l)
CAD	16,030,800	USD	11,984,041	1/25/2017	23,807	Barclays Bank PLC (l)
USD	5,008,312	MXN	96,100,000	1/26/2017	29,518	Citigroup, Inc.
MXN	96,100,000	USD	5,135,467	1/26/2017	97,637	Barclays Bank PLC (l)
Total unrealized appreciation					8,215,026

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	12,736,230	GBP	9,750,000	11/4/2016	(801,778)	Barclays Bank PLC (l)
USD	12,729,600	GBP	9,750,000	11/4/2016	(795,148)	Canadian Imperial Bank of Commerce
AUD	3,900,000	USD	2,962,635	11/23/2016	(2,441)	Australia & New Zealand Banking Group Ltd.
AUD	8,800,000	USD	6,684,128	11/23/2016	(6,299)	Macquarie Bank Ltd.
USD	20,254,166	MXN	379,000,000	11/25/2016	(251,696)	Canadian Imperial Bank of Commerce
MXN	113,514,715	USD	5,794,115	11/29/2016	(194,149)	Societe Generale
TWD	97,200,000	USD	2,992,509	11/30/2016	(89,306)	Nomura International PLC
USD	3,129,427	TWD	97,200,000	11/30/2016	(47,611)	Nomura International PLC
TWD	97,200,000	USD	3,022,167	12/22/2016	(61,216)	Nomura International PLC
USD	74,602,613	EUR	66,140,000	12/22/2016	(1,831,202)	Canadian Imperial Bank of Commerce
USD	4,711,206	JPY	481,000,000	12/27/2016	(113,914)	Citigroup, Inc.
USD	6,411,878	JPY	641,300,000	12/27/2016	(282,474)	Nomura International PLC
USD	37,914,550	JPY	3,807,000,000	12/27/2016	(1,528,086)	Bank of America
TWD	97,200,000	USD	2,995,378	12/29/2016	(88,509)	Nomura International PLC
Total unrealized depreciation					(6,093,829)

(l) U.S. Treasury Notes with a value of $1,214,391 received as collateral for open over-the-counter derivatives contracts.

Currency Abbreviations

AUD Australian Dollar

CAD Canadian Dollar

CHF Swiss Franc

EUR Euro

GBP British Pound

HUF Hungarian Forint

IDR Indonesian Rupiah

JPY Japanese Yen

MXN Mexican Peso

TWD Taiwan Dollar

USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2016 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.

Assets	Level 1	Level 2	Level 3	Total

Common Stocks
Consumer Discretionary	$ 22,553,204	$ 11,777,549	$ —	$ 34,330,753
Consumer Staples	52,373,661	4,286,469	—	56,660,130
Energy	4,458,370	25,039,343	—	29,497,713
Financials	63,272,802	16,290,868	—	79,563,670
Health Care	25,460,400	23,626,281	—	49,086,681
Industrials	24,105,914	30,541,390	2,288	54,649,592
Information Technology	38,237,708	13,485,661	—	51,723,369
Materials	37,011	33,078,948	22,389	33,138,348
Real Estate	12,618,177	3,563,112	—	16,181,289
Telecommunication Services	13,875,736	2,224,879	—	16,100,615
Utilities	15,309,377	—	—	15,309,377
Preferred Stocks	—	2,536,294	—	2,536,294
Warrant	—	—	532	532
Fixed Income Investments (m)
Corporate Bonds	—	130,532,507	—	130,532,507
Asset-Backed	—	1,963,208	—	1,963,208
Mortgage-Backed Securities Pass-Throughs	—	7,089,276	—	7,089,276
Commercial Mortgage-Backed Securities	—	9,283,883	—	9,283,883
Collateralized Mortgage Obligations	—	14,848,782	—	14,848,782
Government & Agency Obligations	—	69,482,675	—	69,482,675
Convertible Bond	—	—	680,876	680,876
Loan Participations and Assignments	—	14,393,090	0	14,393,090
Municipal Bonds and Notes	—	728,816	—	728,816
Preferred Security	—	129,635	—	129,635
Exchange-Traded Funds	53,596,657	—	—	53,596,657
Short-Term Investments (m)	87,593,352	—	—	87,593,352
Derivatives (n)
Credit Default Swap Contracts	—	204,665	—	204,665
Interest Rate Swap Contracts	—	1,473,653	—	1,473,653
Forward Foreign Currency Exchange Contracts	—	8,215,026	—	8,215,026
Total	$ 413,492,369	$ 424,796,010	$ 706,085	$ 838,994,464
Liabilities	Level 1	Level 2	Level 3	Total

Derivatives (n)
Futures Contracts	$ (4,065,919)	$ —	$ —	$ (4,065,919)
Credit Default Swap Contracts	—	(216,394)	—	(216,394)
Interest Rate Swap Contracts	—	(3,415,336)	—	(3,415,336)
Forward Foreign Currency Exchange Contracts	—	(6,093,829)	—	(6,093,829)
Total	$ (4,065,919)	$ (9,725,559)	$ —	$ (13,791,478)

There have been no transfers between fair value measurement levels during the year ended October 31, 2016.

(m) See Investment Portfolio for additional detailed categorizations.

(n) Derivatives include unrealized appreciation (depreciation) on open futures contracts, credit default swap contracts, interest rate swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

as of October 31, 2016
Assets
Investments: Investments in non-affiliated securities, at value (cost $717,391,261) — including $48,941,435 of securities loaned	$ 741,507,768
Investment in Government & Agency Securities Portfolio (cost $50,394,857)*	50,394,857
Investment in Deutsche Central Cash Management Government Fund (cost $37,198,495)	37,198,495
Total investments in securities, at value (cost $804,984,613)	829,101,120
Foreign currency, at value (cost $5,524,111)	5,543,601
Deposit from broker on bilateral swap contracts	2,910,000
Receivable for investments sold	16,543,275
Receivable for Fund shares sold	169,937
Dividends receivable	1,022,472
Interest receivable	2,316,679
Receivable for variation margin on futures contracts	287,268
Unrealized appreciation on forward foreign currency exchange contracts	8,215,026
Upfront payments paid on bilateral swap contracts	817,006
Foreign taxes recoverable	279,959
Other assets	51,153
Total assets	867,257,496
Liabilities
Cash overdraft	139,068
Payable upon return of securities loaned	50,394,857
Payable for investments purchased	7,175,208
Payable for investments purchased — when-issued/delayed delivery securities	2,754,647
Payable for Fund shares redeemed	705,501
Payable for variation margin on centrally cleared swaps	146,661
Payable upon return of deposit for bilateral swap contracts	2,910,000
Unrealized depreciation on bilateral swap contracts	216,394
Unrealized depreciation on forward foreign currency exchange contracts	6,093,829
Accrued management fee	251,770
Accrued Trustees' fees	9,393
Other accrued expenses and payables	960,779
Total liabilities	71,758,107
Net assets, at value	$ 795,499,389

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of October 31, 2016 (continued)
Net Assets Consist of
Undistributed net investment income	7,378,748
Net unrealized appreciation (depreciation) on: Investments	24,116,507
Swap contracts	(1,953,412)
Futures	(4,065,919)
Foreign currency	2,075,511
Accumulated net realized gain (loss)	(22,668,112)
Paid-in capital	790,616,066
Net assets, at value	$ 795,499,389
Net Asset Value
Class A Net Asset Value and redemption price per share ($581,927,679 ÷ 65,437,915 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.89
Maximum offering price per share (100 ÷ 94.25 of $8.89)	$ 9.43

Class C

Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,792,884 ÷ 2,227,902 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)

$ 8.88
Class R6 Net Asset Value, offering and redemption price per share ($45,300 ÷ 5,107 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.87
Class S Net Asset Value, offering and redemption price per share ($185,958,048 ÷ 20,907,373 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.89
Institutional Class Net Asset Value, offering and redemption price per share ($7,775,478 ÷ 875,537 outstanding shares of beneficial interest, no par value, unlimited number of shares authorized)	$ 8.88

The accompanying notes are an integral part of the financial statements.

Statement of Operations

for the year ended October 31, 2016
Investment Income
Income: Dividends (net of foreign taxes withheld of $621,970)	$ 15,501,896
Interest (net of foreign taxes withheld of $3,485)	10,863,409
Income distributions — Deutsche Central Cash Management Government Fund	109,410
Securities lending income, net of borrower rebates	279,228
Other income	159,469
Total income	26,913,412
Expenses: Management fee	3,009,939
Administration fee	813,497
Services to shareholders	1,249,639
Distribution and service fees	1,618,956
Custodian fee	95,316
Professional fees	121,808
Reports to shareholders	99,026
Registration fees	73,978
Trustees' fees and expenses	32,333
Other	124,686
Total expenses before expense reductions	7,239,178
Expense reductions	(1,353)
Total expenses after expense reductions	7,237,825
Net investment income	19,675,587
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(20,359,240)
Swap contracts	(350,978)
Futures	3,847,249
Written options	653,830
Foreign currency	1,210,255
(14,998,884)
Change in net unrealized appreciation (depreciation) on: Investments	20,661,340
Swap contracts	(1,637,960)
Futures	(3,275,422)
Written options	(103,313)
Foreign currency	485,582
16,130,227
Net gain (loss)	1,131,343
Net increase (decrease) in net assets resulting from operations	$ 20,806,930

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Years Ended October 31,
	2016	2015
Operations: Net investment income	$ 19,675,587	$ 29,719,138
Net realized gain (loss)	(14,998,884)	(273,767)
Change in net unrealized appreciation (depreciation)	16,130,227	(61,187,563)
Net increase (decrease) in net assets resulting from operations	20,806,930	(31,742,192)
Distributions to shareholders from: Net investment income: Class A	(17,905,348)	(27,204,672)
Class B	(840)*	(35,330)
Class C	(452,980)	(787,502)
Class R6	(1,009)	(407)
Class S	(6,106,303)	(9,258,100)
Institutional Class	(259,981)	(256,000)
Net realized gains: Class A	—	(52,034,815)
Class B	—	(129,932)
Class C	—	(1,914,832)
Class R6	—	(687)
Class S	—	(17,170,964)
Institutional Class	—	(219,819)
Total distributions	(24,726,461)	(109,013,060)
Fund share transactions: Proceeds from shares sold	24,948,014	41,918,796
Reinvestment of distributions	23,581,242	104,003,008
Payments for shares redeemed	(123,567,422)	(162,305,285)
Net increase (decrease) in net assets from Fund share transactions	(75,038,166)	(16,383,481)
Increase (decrease) in net assets	(78,957,697)	(157,138,733)
Net assets at beginning of period	874,457,086	1,031,595,819
Net assets at end of period (including undistributed net investment income of $7,378,748 and $10,206,544, respectively)	$ 795,499,389	$ 874,457,086

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.91	$ 10.36	$ 10.31	$ 9.56	$ 8.91
Income (loss) from investment operations: Net investment income[a]	.21	.29	.32	.29	.25
Net realized and unrealized gain (loss)	.03	(.64)	.23	1.01	.60
Total from investment operations	.24	(.35)	.55	1.30	.85
Less distributions from: Net investment income	(.26)	(.37)	(.34)	(.28)	(.20)
Net realized gains	—	(.73)	(.16)	(.27)	—
Total distributions	(.26)	(1.10)	(.50)	(.55)	(.20)
Net asset value, end of period	$ 8.89	$ 8.91	$ 10.36	$ 10.31	$ 9.56
Total Return (%)[b]	2.82	(3.32)	5.49	14.14	9.67
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	582	639	751	770	748
Ratio of expenses (%)	.92	.91	.90	.90	.91
Ratio of net investment income (%)	2.39	3.09	3.10	3.00	2.67
Portfolio turnover rate (%)	123	115	100	90	204
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class C	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.90	$ 10.35	$ 10.29	$ 9.55	$ 8.89
Income (loss) from investment operations: Net investment income[a]	.14	.22	.24	.21	.17
Net realized and unrealized gain (loss)	.03	(.64)	.24	1.00	.62
Total from investment operations	.17	(.42)	.48	1.21	.79
Less distributions from: Net investment income	(.19)	(.30)	(.26)	(.20)	(.13)
Net realized gains	—	(.73)	(.16)	(.27)	—
Total distributions	(.19)	(1.03)	(.42)	(.47)	(.13)
Net asset value, end of period	$ 8.88	$ 8.90	$ 10.35	$ 10.29	$ 9.55
Total Return (%)[b]	2.00	(3.99)	4.74	13.09	8.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	20	22	27	21	17
Ratio of expenses (%)	1.72	1.70	1.69	1.72	1.74
Ratio of net investment income (%)	1.59	2.30	2.31	2.16	1.84
Portfolio turnover rate (%)	123	115	100	90	204
[a] Based on average shares outstanding during the period. [b] Total return does not reflect the effect of any sales charges.

Class R6	Years Ended October 31,		Period Ended 10/31/14[a]
	2016	2015
Selected Per Share Data
Net asset value, beginning of period	$ 8.88	$ 10.35	$ 10.70
Income (loss) from investment operations: Net investment income[b]	.22	.29	.05
Net realized and unrealized gain (loss)	.04	(.63)	(.29)
Total from investment operations	.26	(.34)	(.24)
Less distributions from: Net investment income	(.27)	(.40)	(.11)
Net realized gains	—	(.73)	—
Total distributions	(.27)	(1.13)	(.11)
Net asset value, end of period	$ 8.87	$ 8.88	$ 10.35
Total Return (%)	3.08	(3.15)	(2.26)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ thousands)	45	9	10
Ratio of expenses (%)	.67	.83	.56*
Ratio of net investment income (%)	2.58	3.15	2.83*
Portfolio turnover rate (%)	123	115	100[c]

[a] For the period from August 25, 2014 (commencement of operations) to October 31, 2014.

[b] Based on average shares outstanding during the period.

[c] Represents the Fund's portfolio turnover rate for the year ended October 31, 2014.

* Annualized

** Not annualized

Class S	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.91	$ 10.36	$ 10.31	$ 9.56	$ 8.91
Income (loss) from investment operations: Net investment income[a]	.23	.31	.34	.31	.27
Net realized and unrealized gain (loss)	.03	(.64)	.23	1.01	.60
Total from investment operations	.26	(.33)	.57	1.32	.87
Less distributions from: Net investment income	(.28)	(.39)	(.36)	(.30)	(.22)
Net realized gains	—	(.73)	(.16)	(.27)	—
Total distributions	(.28)	(1.12)	(.52)	(.57)	(.22)
Net asset value, end of period	$ 8.89	$ 8.91	$ 10.36	$ 10.31	$ 9.56
Total Return (%)	3.02	(3.01)	5.70	14.37	9.90
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	186	205	249	245	236
Ratio of expenses (%)	.71	.71	.69	.71	.71
Ratio of net investment income (%)	2.60	3.30	3.30	3.19	2.88
Portfolio turnover rate (%)	123	115	100	90	204
[a] Based on average shares outstanding during the period.

Institutional Class	Years Ended October 31,
	2016	2015	2014	2013	2012
Selected Per Share Data
Net asset value, beginning of period	$ 8.90	$ 10.35	$ 10.30	$ 9.56	$ 8.91
Income (loss) from investment operations: Net investment income[a]	.23	.29	.35	.32	.27
Net realized and unrealized gain (loss)	.03	(.61)	.23	1.00	.61
Total from investment operations	.26	(.32)	.58	1.32	.88
Less distributions from: Net investment income	(.28)	(.40)	(.37)	(.31)	(.23)
Net realized gains	—	(.73)	(.16)	(.27)	—
Total distributions	(.28)	(1.13)	(.53)	(.58)	(.23)
Net asset value, end of period	$ 8.88	$ 8.90	$ 10.35	$ 10.30	$ 9.56
Total Return (%)	3.06	(3.07)	5.77	14.32	10.02
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	8	8	3	2	2
Ratio of expenses (%)	.69	.68	.64	.65	.65
Ratio of net investment income (%)	2.63	3.15	3.34	3.25	2.94
Portfolio turnover rate (%)	123	115	100	90	204
[a] Based on average shares outstanding during the period.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

Deutsche Global Income Builder Fund (the "Fund") is a diversified series of Deutsche Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are subject to an initial sales charge. Class B shares automatically converted to Class A shares on February 10, 2016 and are no longer offered. Class B shares were not subject to an initial sales charge and were subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class C shares are not subject to an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class R6 shares are not subject to initial or contingent deferred sales charges and are generally available only to certain retirement plans. Class S shares are not subject to initial or contingent deferred sales charges and are only available to a limited group of investors. Institutional Class shares are not subject to initial or contingent deferred sales charges and are generally available only to qualified institutions.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution and service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities.

Equity securities and exchange-traded funds ("ETFs") are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade. Equity securities or ETFs for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Equity securities or ETFs are generally categorized as Level 1 securities. For certain international equity securities, in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange, a fair valuation model may be used. This fair valuation model takes into account comparisons to the valuation of American Depository Receipts (ADRs), exchange-traded funds, futures contracts and certain indices and these securities are categorized as Level 2.

Debt securities and loan participations and assignments are valued at prices supplied by independent pricing services approved by the Fund's Board. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, prepayment speeds and other data, as well as broker quotes. If the pricing services are unable to provide valuations, debt securities are valued at the average of the most recent reliable bid quotations or evaluated prices, as applicable, obtained from broker-dealers, and loan participations and assignments are valued at the mean of the most recent bid and ask quotations or evaluated prices, as applicable, obtained from broker-dealers. These securities are generally categorized as Level 2. Certain securities may be valued on the basis of a price provided by a single source or broker-dealer. No active trading market may exist for some senior loans and they may be subject to restrictions on resale. The inability to dispose of senior loans in a timely fashion could result in losses. These securities are generally categorized as Level 3.

Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors considered in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold; and with respect to debt securities, the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Securities Lending. Deutsche Bank AG, as lending agent, lends securities of the Fund to certain financial institutions under the terms of its securities lending agreement. During the term of the loans, the Fund continues to receive interest and dividends generated by the securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the securities lending agreement. As of period end, any securities on loan were collateralized by cash. During the year ended October 31, 2016, the Fund invested the cash collateral into a joint trading account in affiliated money market funds managed by Deutsche Investment Management Americas Inc. As of October 31, 2016, the Fund invested the cash collateral in Government & Agency Securities Portfolio. Deutsche Investment Management Americas Inc. receives a management/administration fee (0.09% annualized effective rate as of October 31, 2016) on the cash collateral invested in Government & Agency Securities Portfolio. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan at any time, and the borrower, after notice, is required to return borrowed securities within a standard time period. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. If the Fund is not able to recover securities lent, the Fund may sell the collateral and purchase a replacement investment in the market, incurring the risk that the value of the replacement security is greater than the value of the collateral. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

As of October 31, 2016, the Fund had securities on loan, which were classified as common stocks, corporate bonds and exchange-traded funds in the Investment Portfolio. The value of the related collateral exceeded the value of the securities loaned at period end.

Remaining Contractual Maturity of the Agreements as of October 31, 2016
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total
Securities Lending Transactions
Common Stocks	$ 628,092	$ —	$ —	$ —	$ 628,092
Corporate Bonds	15,349,353	—	—	—	15,349,353
Exchange-Traded Funds	34,417,412	—	—	—	34,417,412
Total Borrowings	$ 50,394,857	$ —	$ —	$ —	$ 50,394,857
Gross amount of recognized liabilities for securities lending transactions					$ 50,394,857

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These floating-rate loans ("Loans") in which the Fund invests are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buyouts and refinancing. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship with only the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Loans held by the Fund are generally in the form of Assignments, but the Fund may also invest in Participations. If affiliates of the Advisor participate in the primary and secondary market for senior loans, legal limitations may restrict the Fund's ability to participate in restructuring or acquiring some senior loans. All Loans involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. Additionally, the Fund may be required to post securities and/or cash collateral in accordance with the terms of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2016, the Fund had net tax basis capital loss carryforwards of approximately $25,385,000, which may be applied against realized net taxable capital gains indefinitely, including short-term losses ($24,756,000) and long-term losses ($629,000).

The Fund has reviewed the tax positions for the open tax years as of October 31, 2016 and has determined that no provision for income tax and/or uncertain tax provisions is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Distributions from net investment income of the Fund are declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually. The Fund may also make additional distributions for tax purposes if necessary.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to paydown losses on mortgage-backed securities, premium amortization on debt securities, investments in futures, swap contracts, and forward foreign currency exchange contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2016, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:

Undistributed ordinary income*	$ 9,489,769
Capital loss carryforwards	$ (25,385,000)
Net unrealized appreciation (depreciation) on investments	$ 22,792,600

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended October 31,
	2016	2015
Distributions from ordinary income*	$ 24,726,461	$ 45,213,849
Distributions from long-term capital gains	$ —	$ 63,799,211

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis. Proceeds from litigation payments, if any, are included in net realized gain (loss) from investments. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Swaps. A swap is a contract between two parties to exchange future cash flows at periodic intervals based on the notional amount of the swap. A bilateral swap is a transaction between the fund and a counterparty where cash flows are exchanged between the two parties. A centrally cleared swap is a transaction executed between the fund and a counterparty, then cleared by a clearing member through a central clearinghouse. The central clearinghouse serves as the counterparty, with whom the fund exchanges cash flows.

The value of a swap is adjusted daily, and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Gains or losses are realized when the swap expires or is closed. Certain risks may arise when entering into swap transactions including counterparty default; liquidity; or unfavorable changes in interest rates or the value of the underlying reference security, commodity or index. In connection with bilateral swaps, securities and/or cash may be identified as collateral in accordance with the terms of the swap agreement to provide assets of value and recourse in the event of default. The maximum counterparty credit risk is the net present value of the cash flows to be received from or paid to the counterparty over the term of the swap, to the extent that this amount is beneficial to the Fund, in addition to any related collateral posted to the counterparty by the Fund. This risk may be partially reduced by a master netting arrangement between the Fund and the counterparty. Upon entering into a centrally cleared swap, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the notional amount of the swap. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value of the swap. In a cleared swap transaction, counterparty risk is minimized as the central clearinghouse acts as the counterparty.

An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of the measurement period are recorded as realized gain or loss in the Statement of Operations.

Interest Rate Swaps. Interest rate swaps are agreements in which the Fund agrees to pay to the counterparty a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund a variable rate payment, or the Fund agrees to receive from the counterparty a fixed rate payment in exchange for the counterparty agreeing to receive from the Fund a variable rate payment. The payment obligations are based on the notional amount of the swap. For the year ended October 31, 2016, the Fund entered into interest rate swap agreements to gain exposure to different parts of the yield curve while managing overall duration.

A summary of the open interest rate swap contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in interest rate swap contracts had a total notional amount generally indicative of a range from $21,000,000 to $74,000,000.

Credit Default Swaps. Credit default swaps are agreements between a buyer and a seller of protection against predefined credit events for the reference entity. The Fund may enter into credit default swaps to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer or to hedge against the risk of a credit event on debt securities. As a seller of a credit default swap, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the swap provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swaps, in which case the Fund functions as the counterparty referenced above. This involves the risk that the swap may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap, it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swaps sold by the Fund. For the year ended October 31, 2016, the Fund entered into credit default swap agreements to gain exposure to the underlying issuer's credit quality characteristics, or to hedge the risk of default or other specified credit events on portfolio assets.

Under the terms of a credit default swap, the Fund receives or makes periodic payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the swap are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2016 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $54,064,000, and the investment in credit default swap contracts sold had a total notional value of generally indicative of a range from $0 to $17,600,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2016, the Fund entered into interest rate futures to gain exposure to different parts of the yield curve while managing overall duration. The Fund also entered into interest rate futures contracts for non-hedging purposes to seek to enhance potential gains and entered into equity index futures as a means of gaining exposure to the equity asset class without investing directly in such asset class.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty and guarantees the futures against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts disclosed in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2016, is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $49,553,000 to $115,535,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from $0 to approximately $72,228,000.

Options. An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option), or sell to (put option), the writer a designated instrument at a specified price within a specified period of time. The Fund may write or purchase interest rate swaption agreements which are options to enter into a pre-defined swap agreement. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise. Certain options, including options on indices and interest rate options, will require cash settlement by the Fund if exercised. For the year ended October 31, 2016, the Fund entered into options on interest rate swaps in order to hedge against potential adverse interest rate movements of portfolio assets.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities hedged.

There were no open written option or purchased option contracts as of October 31, 2016. For the year ended October 31, 2016, the investment in written option contracts had a total value generally indicative of a range from approximately $0 to $1,989,000, and purchased option contracts had a total value generally indicative of a range from $0 to approximately $2,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2016, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings, to facilitate transactions in foreign currency denominated securities and for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2016, is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2016, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $16,872,000 to $412,208,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $7,774,000 to $303,478,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $12,045,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2016 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:

Asset Derivatives	Forward Contracts	Swap Contracts	Total
Interest Rate Contracts (a)	$ —	$ 1,473,653	$ 1,473,653
Credit Contracts (a)	—	204,665	204,665
Foreign Exchange Contracts (b)	8,215,026	—	8,215,026
	$ 8,215,026	$ 1,678,318	$ 9,893,344

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts

Liability Derivatives	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ (248,975)	$ (248,975)
Interest Rate Contracts (a)	—	(3,415,336)	$(3,816,944)	(7,232,280)
Credit Contracts (b)	—	(216,394)	—	(216,394)
Foreign Exchange Contracts (b)	(6,093,829)	—	—	(6,093,829)
	$ (6,093,829)	$ (3,631,730)	$ (4,065,919)	$ (13,791,478)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures and centrally cleared swap contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on bilateral swap contracts and forward foreign currency exchange contracts.

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2016 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:

Realized Gain (Loss)	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ —	$ 613,270	$ 613,270
Interest Rate Contracts (a)	(463,890)	653,830	—	(637,655)	3,233,979	2,786,264
Credit Contracts (a)	—	—	—	286,677	—	286,677
Foreign Exchange Contracts (b)	—	—	1,203,778	—	—	1,203,778
	$ (463,890)	$ 653,830	$ 1,203,778	$ (350,978)	$ 3,847,249	$ 4,889,989

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from investments (includes purchased options), written options, swap contracts and futures, respectively

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

Change in Net Unrealized Appreciation (Depreciation)
	Purchased Options	Written Options	Forward Contracts	Swap Contracts	Futures Contracts	Total
Equity Contracts (a)	$ —	$ —	$ —	$ —	$ (248,975)	$ (248,975)
Interest Rate Contracts (a)	462,142	(103,313)	—	(2,594,632)	(3,026,447)	(5,262,250)
Credit Contracts (a)	—	—	—	956,672	—	956,672
Foreign Exchange Contracts (b)	—	—	441,379	—	—	441,379
	$ 462,142	$ (103,313)	$ 441,379	$ (1,637,960)	$ (3,275,422)	$ (4,113,174)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on investments (includes purchased options), written options, swaps contracts and futures, respectively

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

As of October 31, 2016, the Fund has transactions subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by counterparty, including any collateral exposure, is included in the following tables:

Counterparty	Gross Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Received (a)	Cash Collateral Received (a)	Net Amount of Derivative Assets
Barclays Bank PLC	$ 2,288,969	$ (801,778)	$ (1,214,391)	$ —	$ 272,800
Canadian Imperial Bank of Commerce	434,314	(434,314)	—	—	—
Citigroup, Inc.	1,537,888	(113,914)	—	—	1,423,974
Danske Bank AS	2,136,002	—	—	(2,136,002)	—
Macquarie Bank Ltd.	92,803	(6,299)	—	—	86,504
Morgan Stanley	338,562	—	—	(260,000)	78,562
Nomura International PLC	17,137	(17,137)	—	—	—
Societe Generale	1,369,351	(194,149)	—	—	1,175,202
	$ 8,215,026	$ (1,567,591)	$ (1,214,391)	$ (2,396,002)	$ 3,037,042
Counterparty	Gross Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Non-Cash Collateral Pledged (a)	Cash Collateral Pledged (a)	Net Amount of Derivative Liabilities
Australia & New Zealand Banking Group Ltd.	$ 2,441	$ —	$ —	$ —	$ 2,441
Bank of America	1,528,086	—	(1,447,168)	—	80,918
Barclays Bank PLC	801,778	(801,778)	—	—	—
Canadian Imperial Bank of Commerce	2,878,046	(434,314)	—	—	2,443,732
Citigroup, Inc.	113,914	(113,914)	—	—	—
Credit Suisse	187,109	—	—	—	187,109
HSBC SE	29,285	—	—	—	29,285
Macquarie Bank Ltd.	6,299	(6,299)	—	—	—
Nomura International PLC	569,116	(17,137)	(278,065)	—	273,914
Societe Generale	194,149	(194,149)	—	—	—
	$ 6,310,223	$ (1,567,591)	$ (1,725,233)	$ —	$ 3,017,399

(a) The actual collateral received and/or pledged may be more than the amount shown.

C. Purchases and Sales of Securities

During the year ended October 31, 2016, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury securities) aggregated $893,813,411 and $999,493,137, respectively. Purchases and sales of U.S. Treasury securities aggregated $63,304,513 and $35,486,065, respectively.

For the year ended October 31, 2016, transactions for written options on interest rate swap contracts were as follows:

	Contract Amount	Premiums
Outstanding, beginning of period	127,200,000	$ 2,092,360
Options bought back	(41,300,000)	(770,280)
Options exercised	(72,400,000)	(1,068,280)
Options expired	(13,500,000)	(253,800)
Outstanding, end of period	—	$ —

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Management Agreement, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly at the following rates:

First $1.5 billion of the Fund's average daily net assets	.370%
Next $500 million of such net assets	.345%
Next $1.5 billion of such net assets	.310%
Next $2.0 billion of such net assets	.300%
Next $2.0 billion of such net assets	.290%
Next $2.5 billion of such net assets	.280%
Next $2.5 billion of such net assets	.270%
Over $12.5 billion of such net assets	.260%

Accordingly, for the year ended October 31, 2016, the fee pursuant to the Investment Management Agreement was equivalent to an annual rate (exclusive of any applicable waivers/reimbursements) of 0.37% of the Fund's average daily net assets.

For the period from November 1, 2015 through September 30, 2016 (through February 10, 2016 for Class B shares), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.27%
Class B	2.02%
Class C	2.02%
Class R6	1.02%
Class S	1.02%
Institutional Class	1.02%

Effective October 1, 2016 through September 30, 2017, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) of each class as follows:

Class A	1.24%
Class C	1.99%
Class R6	.99%
Class S	.99%
Institutional Class	.99%

In addition, effective March 1, 2016, the Advisor has voluntarily agreed to waive its fees and/or reimburse certain operating expenses of Class R6 shares to the extent necessary to maintain the total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 0.68%.

For the period from November 1, 2015 through February 10, 2016, fees waived and/or expenses reimbursed for Class B were $1,353.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2016, the Administration Fee was $813,497, of which $68,046 is unpaid.

Service Provider Fees. Deutsche AM Service Company ("DSC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement among DSC and DST Systems, Inc. ("DST"), DSC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DSC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the amounts charged to the Fund by DSC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at October 31, 2016
Class A	$ 406,075	$ 68,824
Class B	1,529	—
Class C	11,812	2,018
Class R6	40	8
Class S	241,634	40,573
Institutional Class	7,162	1,216
	$ 668,252	$ 112,639

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 Plans, Deutsche AM Distributors, Inc. ("DDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at October 31, 2016
Class B	$ 368	$ —
Class C	153,059	12,667
	$ 153,427	$ 12,667

In addition, DDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at October 31, 2016	Annual Rate
Class A	$ 1,415,195	$ 365,300.24%
Class B	120	—	.24%
Class C	50,214	12,716.25%
	$ 1,465,529	$ 378,016

Underwriting and Contingent Deferred Sales Charge. DDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2016 aggregated $19,392.

In addition, DDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2016 (through February 10, 2016 for Class B shares), the CDSC for Class B and C shares aggregated $15 and $1,221, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions for Class A shares. For the year ended October 31, 2016, DDI received $131 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2016, the amount charged to the Fund by DIMA included in the Statement of Operations under "Reports to shareholders" aggregated $27,373, of which $11,813 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and Vice Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicles. The Fund may invest uninvested cash balances in Deutsche Central Cash Management Government Fund and Deutsche Variable NAV Money Fund, affiliated money market funds which are managed by the Advisor. Each affiliated money market fund is managed in accordance with Rule 2a-7 under the 1940 Act, which governs the quality, maturity, diversity and liquidity of instruments in which a money market fund may invest. Deutsche Central Cash Management Government Fund seeks to maintain a stable net asset value, and Deutsche Variable NAV Money Fund maintains a floating net asset value. The Fund indirectly bears its proportionate share of the expenses of each affiliated money market fund in which it invests. Deutsche Central Cash Management Government Fund does not pay the Advisor an investment management fee. To the extent that Deutsche Variable NAV Money Fund pays an investment management fee to the Advisor, the Advisor will waive an amount of the investment management fee payable to the Advisor by the Fund equal to the amount of the investment management fee payable on the Fund's assets invested in Deutsche Variable NAV Money Fund.

Security Lending Fees. Deutsche Bank AG serves as lending agent for the Fund. For the year ended October 31, 2016, the Fund incurred lending agent fees to Deutsche Bank AG for the amount of $24,170.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $400 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if the one-month LIBOR exceeds the Federal Funds Rate, the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2016.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,793,913	$ 15,611,592	2,399,028	$ 22,646,505
Class B	—	—	73	755
Class C	267,178	2,315,601	493,745	4,673,347
Class R6	3,930	32,049	—	—
Class S	607,704	5,315,295	893,635	8,382,726
Institutional Class	189,604	1,673,477	661,332	6,215,463
		$ 24,948,014		$ 41,918,796
Shares issued to shareholders in reinvestment of distributions
Class A	1,986,250	$ 17,220,028	8,396,386	$ 76,320,139
Class B	99*	837*	17,988	164,123
Class C	50,980	441,415	286,768	2,607,164
Class R6	116	1,009	121	1,094
Class S	652,466	5,657,972	2,687,974	24,434,669
Institutional Class	30,046	259,981	52,642	475,819
		$ 23,581,242		$ 104,003,008
Shares redeemed
Class A	(9,997,960)	$ (86,760,049)	(11,607,691)	$ (108,450,344)
Class B	(72,391)*	(622,638)*	(136,128)	(1,279,591)
Class C	(583,039)	(5,040,058)	(906,073)	(8,402,889)
Class R6	(4)	(36)	—	—
Class S	(3,363,301)	(29,223,533)	(4,567,481)	(42,916,976)
Institutional Class	(222,871)	(1,921,108)	(139,768)	(1,255,485)
		$ (123,567,422)		$ (162,305,285)
Net increase (decrease)
Class A	(6,217,797)	$ (53,928,429)	(812,277)	$ (9,483,700)
Class B	(72,292)*	(621,801)*	(118,067)	(1,114,713)
Class C	(264,881)	(2,283,042)	(125,560)	(1,122,378)
Class R6	4,042	33,022	121	1,094
Class S	(2,103,131)	(18,250,266)	(985,872)	(10,099,581)
Institutional Class	(3,221)	12,350	574,206	5,435,797
		$ (75,038,166)		$ (16,383,481)

* For the period from November 1, 2015 to February 10, 2016 (see Note A).

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Deutsche Market Trust and the Shareholders of Deutsche Global Income Builder Fund:

We have audited the accompanying statement of assets and liabilities of Deutsche Global Income Builder Fund (one of the Funds constituting Deutsche Market Trust) (the "Fund"), including the investment portfolio, as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Deutsche Global Income Builder Fund (one of the Funds constituting Deutsche Market Trust) at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts December 23, 2016

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads) and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2016 to October 31, 2016).

The tables illustrate your Fund's expenses in two ways:

— Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

— Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. Subject to certain exceptions, an account maintenance fee of $20.00 assessed once per calendar year for Classes A, C and S shares may apply for accounts with balances less than $10,000. This fee is not included in these tables. If it was, the estimate of expenses paid for Classes A, C and S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended October 31, 2016 (Unaudited)
Actual Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,036.80	$ 1,032.70	$ 1,037.80	$ 1,037.90	$ 1,038.00
Expenses Paid per $1,000*	$ 4.71	$ 8.79	$ 3.53	$ 3.59	$ 3.48
Hypothetical 5% Fund Return	Class A	Class C	Class R6	Class S	Institutional Class
Beginning Account Value 5/1/16	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 10/31/16	$ 1,020.51	$ 1,016.49	$ 1,021.67	$ 1,021.62	$ 1,021.72
Expenses Paid per $1,000*	$ 4.67	$ 8.72	$ 3.51	$ 3.56	$ 3.46

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class R6	Class S	Institutional Class
Deutsche Global Income Builder Fund	.92%	1.72%	.69%	.70%	.68%

For more information, please refer to the Fund's prospectus.

For an analysis of the fees associated with an investment in the Fund or similar funds, please refer to http://apps.finra.org/fundanalyzer/1/fa.aspx.

Tax Information (Unaudited)

For corporate shareholders, 27% of the income dividends paid during the Fund's fiscal year ended October 31, 2016, qualified for the dividends received deduction.

For federal income tax purposes, the Fund designates approximately $17,736,000, or the maximum amount allowable under tax law, as qualified dividend income.

A total of 2% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 728-3337.

Advisory Agreement Board Considerations and Fee Evaluation

The Board of Trustees (hereinafter referred to as the "Board" or "Trustees") approved the renewal of Deutsche Global Income Builder Fund’s (the "Fund") investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DIMA") in September 2016.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

— During the entire process, all of the Fund’s Trustees were independent of DIMA and its affiliates (the "Independent Trustees").

— The Board met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board’s Contract Committee reviewed extensive materials received from DIMA, independent third parties and independent counsel. These materials included an analysis of the Fund’s performance, fees and expenses, and profitability from a fee consultant retained by the Fund’s Independent Trustees (the "Fee Consultant"). The Board also received extensive information throughout the year regarding performance of the Fund.

— The Independent Trustees regularly meet privately with counsel to discuss contract review and other matters. In addition, the Independent Trustees were advised by the Fee Consultant in the course of their review of the Fund’s contractual arrangements and considered a comprehensive report prepared by the Fee Consultant in connection with their deliberations.

— In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund’s Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

— Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee’s findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DIMA and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DIMA managed the Fund, and that the Agreement was approved by the Fund’s shareholders. DIMA is part of Deutsche Bank AG’s ("Deutsche Bank") Asset Management ("Deutsche AM") division. Deutsche AM is a global asset management business that offers a wide range of investing expertise and resources, including research capabilities in many countries throughout the world. Deutsche Bank has advised the Board that the U.S. asset management business continues to be a critical and integral part of Deutsche Bank, and that Deutsche Bank will continue to invest in Deutsche AM and seek to enhance Deutsche AM’s investment platform. Deutsche Bank also has confirmed its commitment to maintaining strong legal and compliance groups within the Deutsche AM division.

As part of the contract review process, the Board carefully considered the fees and expenses of each Deutsche fund overseen by the Board in light of the fund’s performance. In many cases, this led to the negotiation and implementation of expense caps. As part of these negotiations, the Board indicated that it would consider relaxing these caps in future years following sustained improvements in performance, among other considerations.

While shareholders may focus primarily on fund performance and fees, the Fund’s Board considers these and many other factors, including the quality and integrity of DIMA’s personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DIMA provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DIMA provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel and the resources made available to such personnel. The Board reviewed the Fund’s performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market index(es) and a peer universe compiled using information supplied by Morningstar Direct ("Morningstar"), an independent fund data service. The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to a peer universe), and receives additional reporting from DIMA regarding such funds and, where appropriate, DIMA’s plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2015, the Fund’s performance (Class A shares) was in the 3rd quartile of the applicable Morningstar universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2015.

Fees and Expenses. The Board considered the Fund’s investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Broadridge Financial Solutions, Inc. ("Broadridge") and the Fee Consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DIMA under the Fund’s administrative services agreement, were lower than the median (1st quartile) of the applicable Broadridge peer group (based on Broadridge data provided as of December 31, 2015). The Board noted that the Fund’s Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be lower than the median (1st quartile) of the applicable Broadridge expense universe (based on Broadridge data provided as of December 31, 2015, and analyzing Broadridge expense universe Class A (net) expenses less any applicable 12b-1 fees) ("Broadridge Universe Expenses"). The Board also reviewed data comparing each share class’s total (net) operating expenses to the applicable Broadridge Universe Expenses. The Board noted that the expense limitations agreed to by DIMA were expected to help the Fund’s total (net) operating expenses remain competitive. The Board considered the Fund’s management fee rate as compared to fees charged by DIMA to a comparable Deutsche U.S. registered fund ("Deutsche Funds") and considered differences between the Fund and the comparable Deutsche Fund. The information requested by the Board as part of its review of fees and expenses also included information about institutional accounts (including any sub-advised funds and accounts) and funds offered primarily to European investors ("Deutsche Europe funds") managed by Deutsche AM. The Board noted that DIMA indicated that Deutsche AM does not manage any institutional accounts or Deutsche Europe funds comparable to the Fund.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DIMA.

Profitability. The Board reviewed detailed information regarding revenues received by DIMA under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DIMA from advising the Deutsche Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DIMA and its affiliates with respect to all fund services in totality and by fund. The Board and the Fee Consultant reviewed DIMA’s methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DIMA in connection with the management of the Fund were not unreasonable. The Board also reviewed certain publicly available information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates’ overall profitability with respect to the Deutsche Funds (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of most comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. The Board noted that the Fund’s investment management fee schedule includes fee breakpoints. The Board concluded that the Fund’s fee schedule represents an appropriate sharing between the Fund and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DIMA and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DIMA and its affiliates, including any fees received by DIMA for administrative services provided to the Fund and any fees received by an affiliate of DIMA for distribution services. The Board also considered benefits to DIMA related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DIMA related to Deutsche Funds advertising and cross-selling opportunities among DIMA products and services. The Board considered these benefits in reaching its conclusion that the Fund’s management fees were reasonable.

Compliance. The Board considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience, seniority and time commitment of the individuals serving as DIMA’s and the Fund’s chief compliance officers; (ii) the large number of DIMA compliance personnel; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and counsel present. It is possible that individual Independent Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Kenneth C. Froewiss, Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served[1]	Business Experience and Directorships During the Past Five Years	Number of Funds in Deutsche Fund Complex Overseen	Other Directorships Held by Board Member
Kenneth C. Froewiss (1945) Chairperson since 2013, and Board Member since 2001	Retired Clinical Professor of Finance, NYU Stern School of Business (1997–2014); Member, Finance Committee, Association for Asian Studies (2002–present); Director, Mitsui Sumitomo Insurance Group (US) (2004–present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	102	—
William McClayton (1944) Vice Chairperson since 2013, and Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001–2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966–2001); Trustee, Ravinia Festival	102	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996–1998); Executive Vice President and Head of International Banking (1995–1996); former Directorships: Director and former Chairman of the Board, Healthways, Inc.[2] (population well-being and wellness services) (2003–2014); Stockwell Capital Investments PLC (private equity); First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	102	Portland General Electric[2] (utility company) (2003– present)
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); former Directorships: Becton Dickinson and Company[2] (medical technology company); Belo Corporation[2] (media company); The PBS Foundation; Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College; North Bennett Street School (Boston)	102	—
Dawn-Marie Driscoll (1946) Board Member since 1987	Emeritus Executive Fellow, Center for Business Ethics, Bentley University; formerly: President, Driscoll Associates (consulting firm); Partner, Palmer & Dodge (law firm) (1988–1990); Vice President of Corporate Affairs and General Counsel, Filene's (retail) (1978–1988). Directorships: Advisory Board, Center for Business Ethics, Bentley University; Trustee and former Chairman of the Board, Southwest Florida Community Foundation (charitable organization); former Directorships: ICI Mutual Insurance Company (2007–2015); Sun Capital Advisers Trust (mutual funds) (2007–2012), Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	102	—
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies; former Directorships: BoxTop Media Inc. (advertising); Sun Capital Advisers Trust (mutual funds) (2011–2012)	102	—
Paul K. Freeman (1950) Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Chair, Independent Directors Council; Investment Company Institute (executive and nominating committees); formerly, Chairman of Education Committee of Independent Directors Council; Project Leader, International Institute for Applied Systems Analysis (1998–2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986–1998); Directorships: Denver Zoo Foundation (December 2012–present); former Directorships: Prisma Energy International	102	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995–June 2000); Director, Lauder Institute of International Management Studies (July 2000–June 2006)	102	Director, Aberdeen Singapore and Japan Funds (since 2007); Independent Director of Barclays Bank Delaware (since September 2010)
Rebecca W. Rimel (1951) Board Member since 1995	President, Chief Executive Officer and Director, The Pew Charitable Trusts (charitable organization) (1994 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983–2004); Board Member, Investor Education (charitable organization) (2004–2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001–2007); Director, Viasys Health Care[2] (January 2007–June 2007); Trustee, Thomas Jefferson Foundation (charitable organization) (1994–2012)	102	Director, Becton Dickinson and Company[2] (medical technology company) (2012– present); Director, BioTelemetry Inc.[2] (health care) (2009– present)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation[2] (telecommunications) (November 1989–September 2003); Trustee, Sun Capital Advisers Trust (mutual funds) (1998–2012)	102	—
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997–2001); Director, Financial Markets U.S. Government Accountability Office (1996–1997); Partner, Norton Rose Fulbright, L.L.P. (law firm) (1978–1996); former Directorships: The William and Flora Hewlett Foundation (charitable organization) (2000–2015); Service Source, Inc. (nonprofit), Mutual Fund Directors Forum (2002–2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987–1990 and 1994–1996)	102	—

Officers[4]
Name, Year of Birth, Position with the Fund and Length of Time Served[5]	Business Experience and Directorships During the Past Five Years
Brian E. Binder[8] (1972) President and Chief Executive Officer, 2013–present	Managing Director[3] and Head of US Product and Fund Administration, Deutsche Asset Management (2013–present); Director and President, Deutsche AM Service Company (since 2016); Director and Vice President, Deutsche AM Distributors, Inc. (since 2016); Director and President, DB Investment Managers, Inc. (since 2016); formerly, Head of Business Management and Consulting at Invesco, Ltd. (2010–2012)
John Millette[7] (1962) Vice President and Secretary, 1999–present	Director,[3] Deutsche Asset Management; Chief Legal Officer and Secretary, Deutsche Investment Management Americas Inc. (2015–present); and Director and Vice President, Deutsche AM Trust Company (since 2016)
Hepsen Uzcan[6] (1974) Vice President, since 2016[9] Assistant Secretary, 2013–present	Director,[3] Deutsche Asset Management
Paul H. Schubert[6] (1963) Chief Financial Officer, 2004–present Treasurer, 2005–present	Managing Director,[3] Deutsche Asset Management, and Chairman, Director and President, Deutsche AM Trust Company (since 2013); formerly, Director, Deutsche AM Trust Company (2004–2013)
Caroline Pearson[7] (1962) Chief Legal Officer, 2010–present	Managing Director,[3] Deutsche Asset Management; Secretary, Deutsche AM Distributors, Inc.; and Secretary, Deutsche AM Service Company
Scott D. Hogan[7] (1970) Chief Compliance Officer, since 2016[10]	Director,[3] Deutsche Asset Management
Wayne Salit[6] (1967) Anti-Money Laundering Compliance Officer, 2014–present	Director,[3] Deutsche Asset Management; formerly: Managing Director, AML Compliance Officer at BNY Mellon (2011–2014); and Director, AML Compliance Officer at Deutsche Bank (2004–2011)
Paul Antosca[7] (1957) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Jack Clark[7] (1967) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management
Diane Kenneally[7] (1966) Assistant Treasurer, 2007–present	Director,[3] Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more Deutsche funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more Deutsche funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 222 South Riverside Plaza, Chicago, IL 60606.

9 Effective as of May 11, 2016.

10 Mr. Hogan became Chief Compliance Officer effective June 1, 2016.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 728-3337.

Account Management Resources

For More Information

The automated telephone system allows you to access personalized account information and obtain information on other Deutsche funds using either your voice or your telephone keypad. Certain account types within Classes A, C and S also have the ability to purchase, exchange or redeem shares using this system.

For more information, contact your financial advisor. You may also access our automated telephone system or speak with a Shareholder Service representative by calling:

(800) 728-3337

Web Site

deutschefunds.com

View your account transactions and balances, trade shares, monitor your asset allocation, subscribe to fund and account updates by e-mail, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about Deutsche funds, retirement planning information, and more.

Written Correspondence	Deutsche Asset Management PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — deutschefunds.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 728-3337.
Portfolio Holdings	Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on deutschefunds.com from time to time. Please see the fund's current prospectus for more information.
Principal Underwriter	If you have questions, comments or complaints, contact: Deutsche AM Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Investment Management

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

Deutsche Asset Management is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. Deutsche Asset Management is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	KTRAX	KTRCX	KTRSX	KTRIX
CUSIP Number	25159K 820	25159K 796	25159K 788	25159K 770
Fund Number	002	302	2033	1402

For shareholders of Class R6
Automated Information Line	Deutsche AM Flex Plan Access (800) 728-3337 24-hour access to your retirement plan account.
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For More Information	(800) 728-3337 To speak with a service representative.
Written Correspondence	Deutsche AM Service Company 222 South Riverside Plaza Chicago, IL 60606-5806

Class R6
Nasdaq Symbol	KTRZX
CUSIP Number	25159K 721
Fund Number	1633

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. Paul K. Freeman, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Deutsche Global income builder fund
form n-csr disclosure re: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“EY”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that EY provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2016	$91,885	$0	$7,813	$0
2015	$91,885	$0	$7,813	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by EY to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2016	$0	$539,941	$0
2015	$0	$473,574	$2,763,576

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures. All other engagement fees were billed for services in connection with agreed upon procedures for DIMA and other related entities.

Non-Audit Services

The following table shows the amount of fees that EY billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that EY provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from EY about any non-audit services that EY rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating EY’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2016	$7,813	$539,941	$595,469	$1,143,223
2015	$7,813	$3,237,150	$880,336	$4,125,299

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities.

Audit Committee Pre-Approval Policies and Procedures. Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000. All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***

In connection with the audit of the 2015 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, included provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury.

In connection with the audit of the 2016 financial statements, the Fund entered into an engagement letter with EY. The terms of the engagement letter required by EY, and agreed to by the Audit Committee, include a provision mandating the use of mediation and arbitration to resolve any controversy or claim between the parties arising out of or relating to the engagement letter or services provided thereunder.

***

1.)       In various communications beginning on April 20, 2016, EY advised the Fund’s Audit Committee that EY had identified the following matters that it determined to be inconsistent with the SEC’s auditor independence rules.

•	EY advised the Fund’s Audit Committee of financial relationships held by covered persons within EY and its affiliates that were in violation of the Rule 2-01(c)(1) of Regulation S-X. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breaches did not and do not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In assessing this matter, EY indicated that upon detection the breaches were corrected promptly and that none of the breaches (i) related to financial relationships directly in the Fund, (ii) involved professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team, or (iii) were for services directly for the Fund.
•	EY advised the Fund’s Audit Committee that, in 2016, a pension plan for the Ernst & Young Global Limited (“EYG”) member firm in Germany (“EY Germany”), through one of its investment advisors, purchased an investment in an entity that may be deemed to be under common control with the Fund. EY informed the Audit Committee that this investment was inconsistent with Rule 2-01(c)(1)(i) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagement. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audit of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that the purchase was by EY Germany’s investment advisor without EY Germany’s permission, authorization or knowledge and EY Germany instructed its investment advisor to sell the shares of the entity that may be deemed to be under common control with the Fund immediately upon detection of the purchase and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.
•	EY advised the Fund’s Audit Committee that, in 2014, the EYG member firm in Spain (“EY Spain”) completed an acquisition of a small consulting firm that had a deposit account with an overdraft line of credit at the time of the acquisition with Deutsche Bank SA Espanola, which EY Spain acquired. EY informed the Audit Committee that having this line of credit with an entity that may be deemed to be under common control with the Fund was inconsistent with Rule 2-01(c)(1)(ii) of Regulation S-X. EY advised the Audit Committee that in assessing the impact of the independence breach, in fact and appearance, EY considered all relevant facts and circumstances to assess whether a reasonable investor would conclude that EY was and is capable of exercising objective and impartial judgment on all issues encompassed within the audit engagements. EY advised the Audit Committee that after consideration of the facts and circumstances and the applicable independence rules, EY concluded that the independence breach did not and does not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements of the Fund and that a reasonable investor would reach the same conclusion. In reaching this conclusion, EY noted a number of factors, including that that the credit line was terminated and the breach did not involve any professionals who were part of the audit engagement team for the Fund or in a position to influence the audit engagement team. In addition, EY noted that the independence breach did not (i) create a mutual or conflicting interest with the Fund, (ii) place EY in the position of auditing its own work, (iii) result in EY acting as management or an employee of the Fund, or (iv) place EY in a position of being an advocate of the Fund.

EY advised the Audit Committee that the above described matters, individually and in the aggregate, do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements, and that EY can continue to act as the Independent Registered Public Accounting Firm.

Management and the Audit Committee considered these matters and, based solely upon EY’s description of the facts and the representations made by EY, believe that (1) these matters did not impact EY’s application of objective and impartial judgment with respect to all issues encompassed within EY’s audit engagements; and (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion.

2.)       In various communications beginning on June 27, 2016, EY also informed the Audit Committee that EY had identified independence breaches where EY and covered persons maintain lending relationships with owners of greater than 10% of the shares of certain investment companies within the “investment company complex” as defined under Rule 2-01(f)(14) of Regulation S-X. EY informed the Audit Committee that these lending relationships are inconsistent with Rule 2-01(c)(l)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”).

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Fund as well as all registered investment companies advised by the Deutsche Investment Management Americas, Inc. (the “Adviser”), the Fund’s investment adviser, and its affiliates, including other subsidiaries of the Adviser’s parent company, Deutsche Bank AG (collectively, the “Deutsche Funds Complex”). EY’s lending relationships effect EY’s independence under the Loan Rule with respect to all investment companies in the Deutsche Funds Complex.

EY informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, EY has concluded that the lending relationships described above do not and will not impair EY’s ability to exercise objective and impartial judgment in connection with the audits of the financial statements for the Fund and a reasonable investor with knowledge of all relevant facts and circumstances would conclude that EY has been and is capable of objective and impartial judgment on all issues encompassed within EY’s audit engagements. EY informed the Audit Committee that its conclusion was based on a number of factors, including, among others, EY’s belief that the lenders are not able to impact the impartiality of EY or assert any influence over the investment companies in the Deutsche Funds Complex whose shares the lenders own or the applicable investment company’s investment adviser. In addition, the individuals at EY who arranged EY’s lending relationships have no oversight of, or ability to influence, the individuals at EY who conducted the audits of the Fund’s financial statements.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to similar Loan Rule issues as those described above. In that letter, the SEC Staff confirmed that it would not recommend enforcement action against an investment company that relied on the audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter appear to be substantially similar to the circumstances that effected EY’s independence under the Loan Rule with respect to the Fund. EY confirmed to the Audit Committee that it meets the conditions of the no-action letter. In the no-action letter, the SEC Staff stated that the relief under the letter is temporary and will expire 18 months after the issuance of the letter.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board. The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Kenneth C. Froewiss, Independent Chairman, Deutsche Mutual Funds, P.O. Box 390601, Cambridge, MA 02139.

ITEM 11.	CONTROLS AND PROCEDURES

	(a)	The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

	(b)	There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Deutsche Global Income Builder Fund, a series of Deutsche Market Trust

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Brian E. Binder Brian E. Binder President

Date:	12/30/2016

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	12/30/2016